UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF

REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	811-07418

Legg Mason Global Trust, Inc.

Name of Fund:

100 Light Street, Baltimore, MD 21202
Address of Principal Executive Offices:

Richard M. Wachterman, Esq.

Legg Mason & Co., LLC

100 Light Street

Baltimore, MD 21202

Name and address of agent for service:

Registrant’s telephone number, including area code: (410) 539-0000

Date of fiscal year end: December 31, 2007

Date of reporting period: December 31, 2007

Item 1.	Report to Shareholders

Annual Report to Shareholders        1

To Our Shareholders,

We are pleased to provide you with Legg Mason Global Trust, Inc.’s annual report for Emerging Markets Trust, and International Equity Trust for the year ended December 31, 2007. Total returns for various periods ended December 31, 2007 are:

	Total Returns
	6 Months	12 Months
Emerging Markets TrustA:
Primary Class	+22.64%	+45.74%
Financial Intermediary ClassB	+23.09%	N/A	B
Institutional Class	+23.26%	+47.20%
International Equity TrustC
Primary Class	-0.80%	+8.27%
Class R	-0.61%	+8.67%
Financial Intermediary Class	-0.45%	+9.03%
Institutional Class	-0.31%	+9.40%

The performance data quoted represent past performance and do not guarantee future results. The performance stated may have been due to extraordinary market conditions, which may not be duplicated in the future. Current performance may be lower or higher than the performance data quoted. To obtain the most recent month-end performance information please visit www.leggmason.com/individualinvestors; for Class R, the Financial Intermediary Class and Institutional Class please call 1-888-425-6432. The investment return and principal value of the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. Calculations assume reinvestment of dividends and capital distributions. Performance would have been lower if fees had not been waived in various periods. Performance figures for periods shorter than one year represent cumulative figures and are not annualized.

Information for each of the Fund’s performance over longer periods of time is shown in their respective Performance Information sections within this Report. For more information about the Funds’ respective share classes included in the report, please contact your financial advisor.

PricewaterhouseCoopers LLP, the Fund’s independent registered public accounting firm, has completed its annual examination, and audited financial statements for the year ended December 31, 2007, are included in this report.

A	Emerging Markets’ performance does not reflect its redemption fee, which is 2% of the proceeds of shares redeemed or exchanged within 60 days of purchase.
B	Emerging Markets Trust Financial Intermediary Class began operations on June 29, 2007.
C	International Equity’s performance does not reflect its redemption fee, which is 2% of the proceeds of shares redeemed or exchanged within 60 days of purchase.

N/A — Not applicable.

2        Annual Report to Shareholders

Beginning in the summer and continuing throughout much of the rest of the year, the U.S. fixed-income markets experienced a period of extreme volatility which has negatively impacted market liquidity conditions. Initially, the concern on the part of market participants was limited to the subprime segment of the mortgage-backed market. However, these concerns have since broadened to include a wider range of financial institutions and markets. As a result, domestic and international equity markets have also experienced heightened volatility.

The Board of Directors approved an ordinary income dividend to shareholders of record of Emerging Markets Trust and International Equity Trust on December 19, 2007, payable on December 21, 2007. A long-term and short-term capital gain distribution, was also approved as indicated in the table below, to shareholders of record on December 19, 2007, payable on December 21, 2007.

	Ordinary Income Distribution
	Primary Class	Class R	Financial Intermediary Class	Institutional Class	Capital Gain Distributions
					Short-Term	Long-Term
Emerging Markets Trust	$0.025	—	$0.247	$0.299	$1.966	$2.679
International Equity Trust	$0.094	$0.244	$0.267	$0.317	$0.592	$0.902

Many Primary Class shareholders invest regularly in Fund shares on a dollar cost averaging basis. Most do so by authorizing automatic, monthly transfers of $50 or more from their bank checking or brokerage accounts. Dollar cost averaging is a convenient and sensible way to invest, as it encourages continued purchases over time regardless of fluctuating price levels. Of course, it does not ensure a profit nor protect against declines in the value of your investment. Your financial advisor will be happy to help you establish a dollar cost averaging account should you wish to do so.

Sincerely, Mark R. Fetting President

January 24, 2008

Annual Report to Shareholders        3

Management’s Discussion of Fund Performance

Legg Mason Emerging Markets Trust

Average annual total returns for the Fund for various periods ended December 31, 2007, are presented below, along with those of its benchmark and two comparative indices:

Average Annual Total Returns
	Six Months	One Year	Five Years	Ten Years	Since InceptionA
Emerging Markets Trust:
Primary Class	+22.64%	+45.74%	+40.71%	+17.09%	+14.47%
Financial Intermediary Class	+23.09%	N/A	N/A	N/A	+23.09%
Institutional Class	+23.26%	+47.20%	N/A	N/A	+46.72%
MSCI EM Index (Net)B	+18.58%	+39.39%	+37.02%	N/A	N/A
MSCI EM Index (Gross)C	+18.71%	+39.78%	+37.46%	+14.53%	+10.89%
Lipper Emerging Markets Fund AverageD +16.60%	+36.43%	+35.60%	+14.13%	+11.19%
S&P 500 Stock Composite IndexE	-1.37%	+5.49%	+12.83%	+5.91%	+8.79%

The performance data quoted represent past performance and do not guarantee future results. The performance stated may have been due to extraordinary market conditions, which may not be duplicated in the future. Current performance may be lower or higher than the performance data quoted. To obtain the most recent month-end performance information please visit www.leggmason.com/individualinvestors; for the Financial Intermediary Class and Institutional Class please call 1-888-425-6432. The investment return and principal value of the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. Calculations assume reinvestment of dividends and capital gain distributions. Performance would have been lower if fees had not been waived in various periods. Performance does not reflect a 2% redemption fee, which is applied to shares of the Fund if redeemed or exchanged within 60 days of purchase. Performance figures for periods shorter than one year represent cumulative figures and are not annualized.

4        Annual Report to Shareholders

Emerging markets continued to outperform developed markets. The return for the Morgan Stanley Capital International (“MSCI”) Emerging Markets Index (net) (“EM Index”) was 39.39% for the year, while the S&P 500 Stock Composite Index and MSCI Europe, Australasia and Far East “EAFE”) indices rose 5.49% and 11.17%, respectively. Among the regions within the emerging markets index, Latin America was the strongest performer, up 50.7%, led by Brazil, while Asia rose 41.6%, led by India and China, up 73.1% and 66.2%, respectively. At 28.7%, the return for the Europe, Middle East, Africa (“EMEA”) region lagged the EM index.

The return for the Fund was 45.74%, outperforming the EM index for the year. The Fund also outperformed the 36.4% return for the Lipper average for emerging markets funds. For the Fund, stock selection and country allocation both contributed positively to performance for the year. The most significant contributors to positive selection were South Africa, South Korea, India and China. Selection was also strong in the Middle East and Taiwan. Country allocation decisions that added value included overweight positions in Brazil, Turkey and the Middle East and underweight positions in Taiwan and Russia. The overweight in South Africa hurt the relative return.

Batterymarch Financial Management, Inc.

January 24, 2008

A

The inception date of the Primary Class is May 28, 1996. The inception date of the Financial Intermediary Class is June 29, 2007. The inception date of the Institutional Class is June 23, 2005. Index returns are for periods beginning May 31, 1996.

B

The Morgan Stanley Capital International (“MSCI”) Emerging Markets (“EM”) Index (Net) is a market-weighted aggregate of 26 individual emerging country indices calculated with the minimum possible dividend reinvestment. The dividend is reinvested after deduction of withholding tax, applying the rate to non-residential individuals who do not benefit from double taxation treaties. Although it is not possible to invest in an index, it is possible to purchase investment vehicles designed to track the performance of certain indices.

C

The Morgan Stanley Capital International (“MSCI”) Emerging Markets (“EM”) Index (Gross) is a market-weighted aggregate of 26 individual emerging country indices calculated with the maximum possible dividend reinvestment.

D

Average of the 276 funds comprising the Lipper universe of emerging market funds, defined as funds that invest at least 65 % of their total assets in emerging market equity securities, where “emerging market” is defined by a country’s GNP per capita or other economic measures.

E	A market capitalization-weighted index, composed of 500 widely held common stocks, that is generally considered representative of the U.S. Stock Market.

N/A — Not applicable.

Annual Report to Shareholders        5

Expense Example

Emerging Markets Trust

As a shareholder of the Fund, you incur ongoing costs, including management fees, distribution and service (12b-1) fees on Primary Class and Financial Intermediary Class shares; and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Each example is based on an investment of $1,000 invested on July 1, 2007, and held through December 31, 2007.

Actual Expenses

The first line for each class below provides information about actual account values and actual expenses for each class. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account if your shares were held for the entire period.

Hypothetical Example for Comparison Purposes

The second line for each class below provides information about hypothetical account values and hypothetical expenses based on the relevant class’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the class’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare these 5% hypothetical examples with the 5% hypothetical examples for the relevant class that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect the effect of the redemption fee, which is a transaction cost. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if a redemption fee applied to your transactions, your costs would have been higher.

	Beginning Account Value 7/1/07	Ending Account Value 12/31/07	Expenses PaidA During the Period 07/01/07-12/31/07
Primary Class
Actual	$1,000.00	$1,226.40	$12.63
Hypothetical (5% return before expenses)	1,000.00	1,013.86	11.42
Financial Intermediary Class
Actual	$1,000.00	$1,230.90	$8.43
Hypothetical (5% return before expenses)	1,000.00	1,017.64	7.63
Institutional Class
Actual	$1,000.00	$1,232.60	$7.03
Hypothetical (5% return before expenses)	1,000.00	1,018.90	6.36

A

These calculations are based on expenses incurred in the most recent fiscal half-year. The dollar amount shown as “Expenses Paid” is equal to the annualized expense ratios of 2.25%, 1.50% and 1.25% for the Primary Class, Financial Intermediary Class and Institutional Class, respectively, multiplied by the average values over the period, multiplied by the number of days in the most recent fiscal half-year (184), and divided by 365.

6        Annual Report to Shareholders

Performance Information

Emerging Markets Trust

The graphs on the following pages compare the Fund’s total return to that of a closely matched broad-based securities market index. The graphs illustrate the cumulative total return of an initial $10,000 investment in Primary Class shares and an initial $1,000,000 investment in each of the Financial Intermediary Class and Institutional Class shares of the Fund for the periods indicated. The lines for the Fund represent the total return after deducting all Fund investment management and other administrative expenses and the transaction costs of buying and selling securities. The lines representing the securities market index do not take into account any transaction costs associated with buying and selling securities in the index or other administrative expenses. Both the Fund’s results and the index’s results assume reinvestment of all dividends and distributions.

Total return measures investment performance in terms of appreciation or depreciation in a fund’s net asset value per share, plus dividends and any capital gain distributions. It assumes that dividends and distributions were reinvested at the time they were paid. Average annual returns tend to smooth out variations in a fund’s return, so that they differ from actual year-to-year results.

Annual Report to Shareholders        7

Growth of a $10,000 Investment — Primary Class

Periods Ended December 31, 2007

	Cumulative Total Return	Average Annual Total Return
One Year	+45.74%	+45.74%
Five Years	+451.61%	+40.71%
Ten Years	+384.39%	+17.09%

The performance data quoted represent past performance and do not guarantee future results. The performance stated may have been due to extraordinary market conditions, which may not be duplicated in the future. Current performance may be lower or higher than the performance data quoted. To obtain the most recent month-end performance information please visit www.leggmason.com/individualinvestors. The investment return and principal value of the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. Calculations assume reinvestment of dividends and capital gain distributions. Performance would have been lower if fees had not been waived in various periods.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

A

The Morgan Stanley Capital International (“MSCI”) Emerging Markets (“EM”) Index (Gross) is a market-weighted aggregate of 26 individual emerging country indices calculated with the maximum possible dividend reinvestment. This graph is provided for illustrative purposes only due to the lack of operating history of the Fund’s current benchmark: MSCI EM (Net).

8        Annual Report to Shareholders

Performance Information — Continued

Growth of a $10,000 Investment — Primary Class

The performance data quoted represent past performance and do not guarantee future results. The performance stated may have been due to extraordinary market conditions, which may not be duplicated in the future. Current performance may be lower or higher than the performance data quoted. To obtain the most recent month-end performance information please visit www.leggmason.com/individualinvestors. The investment return and principal value of the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. Calculations assume reinvestment of dividends and capital gain distributions. Performance would have been lower if fees had not been waived in various periods.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

B

The Morgan Stanley Capital International (“MSCI”) Emerging Markets (“EM”) Index (Net) is a market-weighted aggregate of 26 individual emerging country indices calculated with the minimum possible dividend reinvestment. The dividend is reinvested after deduction of withholding tax, applying the rate to non-residential individuals who do not benefit from double taxation treaties. Index returns are for periods beginning December 31, 2000.

Annual Report to Shareholders        9

Growth of a $1,000,000 Investment — Financial Intermediary Class

Period Ended December 31, 2007

Cumulative Total Return
Life of Class*	+23.09%
* Inception date: June 29, 2007

The performance data quoted represent past performance and do not guarantee future results. The performance stated may have been due to extraordinary market conditions, which may not be duplicated in the future. Current performance may be lower or higher than the performance data quoted. To obtain the most recent month-end performance please visit www.leggmason.com/individualinvestors. The investment return and principal value of the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. Calculations assume reinvestment of dividends and capital gain distributions. Performance would have been lower if fees had not been waived in various periods. The performance data quoted represents past performance and does not guarantee future results.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

C	Index returns are for periods beginning June 30, 2007.

10        Annual Report to Shareholders

Performance Information — Continued

Growth of a $1,000,000 Investment — Institutional Class

Periods Ended December 31, 2007

	Cumulative Total Return	Average Annual Total Return
One Year	+47.20%	+47.20%
Life of Class*	+163.08%	+46.72%
* Inception date: June 23, 2005

The performance data quoted represent past performance and do not guarantee future results. The performance stated may have been due to extraordinary market conditions, which may not be duplicated in the future. Current performance may be lower or higher than the performance data quoted. To obtain the most recent month-end performance please visit www.leggmason.com/individualinvestors. The investment return and principal value of the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. Calculations assume reinvestment of dividends and capital gain distributions. Performance would have been lower if fees had not been waived in various periods. The performance data quoted represents past performance and does not guarantee future results.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

D	Index returns are for periods beginning June 30, 2005.

Annual Report to Shareholders        11

Industry Diversification

December 31, 2007

(Amounts in Thousands)

	% of Net Assets	Value
Airlines	1.3%	$7,705
Auto Components	0.2	1,339
Automobiles	0.6	3,492
Beverages	0.2	1,348
Building Products	1.1	6,573
Capital Markets	1.5	8,484
Chemicals	0.8	4,582
Commercial Banks	11.5	67,356
Communications Equipment	0.5	3,019
Computers and Peripherals	1.0	5,779
Construction and Engineering	4.4	26,018
Construction Materials	0.3	1,545
Consumer Finance	0.4	2,049
Diversified Financial Services	2.0	11,595
Diversified Telecommunication Services	3.4	19,792
Electric Utilities	0.2	1,054
Electrical Equipment	2.0	11,523
Electronic Equipment and Instruments	2.4	14,305
Energy Equipment and Services	1.3	7,845
Food and Staples Retailing	0.4	2,563
Food Products	1.1	6,741
Gas Utilities	0.2	1,353
Hotels, Restaurants and Leisure	0.3	1,975
Household Durables	2.0	11,982
Industrial Conglomerates	1.4	8,432
Insurance	2.3	13,622
Internet Software and Services	0.9	5,290
Machinery	3.4	19,729
Marine	1.4	8,487
Media	0.3	1,474
Metals and Mining	14.7	86,298
Multiline Retail	0.0	251
Oil, Gas and Consumable Fuels	15.5	91,018
Paper and Forest Products	0.8	4,518
Pharmaceuticals	0.3	1,724
Real Estate Investment Trusts (REITs)	0.1	530
Real Estate Management and Development	2.4	14,075
Road and Rail	0.3	1,506
Semiconductors and Semiconductor Equipment	3.3	19,400
Software	0.3	1,672
Tobacco	1.0	5,684
Water Utilities	0.1	686
Wireless Telecommunication Services	9.6	56,135
Short-Term Investments	2.5	14,419

Total Investment Portfolio	99.7	584,967
Other Assets Less Liabilities	0.3	1,868

Net Assets	100.0%	$586,835

12        Annual Report to Shareholders

Portfolio of Investments

Emerging Markets Trust

December 31, 2007

(Amounts in Thousands)

	Shares/Par	Value
Common Stocks and Equity Interests — 94.2%
Argentina — 0.3%
Telecom Argentina SA — ADR	70	$1,546	A

Bahrain — 0.4%
Gulf Finance House E.C. — GDR	86	2,580	A,B,C

Brazil — 13.1%
Abyara Planejamento Imobiliario SA	19	226
Banco do Brasil SA	252	4,309
Banco Itau Holding Financeira SA -ADR	124	3,196
Banco Panamericano SA	191	955	A
Bolsa de Mercadorias e Futuros — BM&F	31	441	A
Brascan Residential Properties SA	125	770
Brasil Telecom Participacoes SA — ADR	45	3,319
Companhia de Saneamento Basico Do Estado de Sao
Paulo — ADR	15	686
Companhia Siderurgica Nacional SA (CSN) — ADR	11	949
Companhia Vale do Rio Doce (CVRD) — ADR	595	16,640
Datasul SA	157	1,672
Gerdau SA -ADR	43	1,245
GVT Holding SA	79	1,581	A
Light SA	56	896
Localiza Rent a Car SA	142	1,506
Metalfrio Solutions SA	248	3,620	A
MRV Engenharia e Participacoes SA	42	904	A
Petroleo Brasileiro SA — ADR	238	22,939
SLC Agricola SA	57	530	A
Sul America SA	56	943	A
Suzano Papel e Celulose SA	173	2,817
Unibanco — Uniao de Bancos Brasileiros SA — GDR	43	5,977
Usinas Siderurgicas de Minas Gerais SA	16	748

		76,869

Annual Report to Shareholders        13

	Shares/Par	Value
China — 11.2%
Angang New Steel Co. Ltd.	2,494	$6,828
Anhui Conch Cement Co. Ltd.	64	557
Chaoda Modern Agriculture Ltd.	1,875	1,705
China Construction Bank Corp.	2,549	2,164
China Life Insurance Co. Ltd.	758	3,922
China Mengniu Dairy Co. Ltd.	653	2,391
China Mobile Ltd.	876	15,492
China Oilfield Services Ltd.	248	567
China Overseas Land and Investment Ltd.	2,730	5,651
China Petroleum and Chemical Corp. (Sinopec)	606	914
China Railway Group Ltd.	87	120	A
China Shipping Development Co. Ltd.	846	2,235
China Southern Airlines Co. Ltd.	2,710	3,580	A
Far East Pharmaceutical Technology Co. Ltd.	4,304	—	A,C,D
Guangzhou R&F Properties Co. Ltd.	116	415
Guangzhou Shipyard International Co. Ltd.	216	1,222	A
Industrial and Commercial Bank of China — Class H	9,794	7,021
New World Department Store China	178	251	A
PetroChina Co. Ltd.	820	1,462
Shanghai Zhenhua Port Machinery Co. Ltd.	2,591	7,249
Yanzhou Coal Mining Co. Ltd.	980	1,935

		65,681

Cyprus — 0.3%
AFI Development PLC — GDR	161	1,532	A,B,C

Egypt — 2.5%
Commercial International Bank	208	3,447
Egyptian Financial Group-Hermes Holding	269	3,221

14        Annual Report to Shareholders

Portfolio of Investments — Continued

Emerging Markets Trust — Continued

	Shares/Par	Value
Egypt — Continued
Orascom Construction Industries	56	$5,828
Orascom Construction Industries — GDR	0.5	99	B,C
Orascom Telecom Holding SAE	122	2,040

		14,635

Hong Kong — 0.2%
Lenovo Group Ltd.	1,600	1,436

India — 8.6%
Aban Offshore Ltd.	43	5,430
Areva T&D India Ltd.	3	158
Bank of India	195	1,814
Bharti Airtel Ltd.	23	565	A
Crompton Greaves Ltd.	787	7,842
Cummins India Ltd.	344	3,642
Gail India Ltd.	98	1,353
Jindal Steel and Power Ltd.	5	1,857
Jyoti Structures Ltd.	294	2,087
Kalpataru Power Transmission Ltd.	35	1,594	A
Mundra Port And Special Economic Zone Ltd.	5	153	A
Power Grid Corp. of India Ltd.	30	108	A
Punj Lloyd Ltd.	124	1,753
Reliance Industries Ltd.	140	10,288
Sintex Industries Ltd.	354	5,125
Steel Authority of India Ltd.	973	6,972

		50,741

Indonesia — 1.5%
PT Astra International Tbk	675	1,962
PT Bank Danamon Indonesia Tbk	1,478	1,259

Annual Report to Shareholders        15

	Shares/Par	Value
Indonesia — Continued
PT Indosat Tbk	3,509	$3,231
PT Telekomunikasi Indonesia	2,253	2,435

		8,887

Israel — 0.3%
Teva Pharmaceutical Industries Ltd. — ADR	37	1,724

Kazakhstan — 0.8%
Kazakhstan Kagazy PLC — GDR	324	1,701	A,B,C
KazMunaiGas Exploration Production — GDR	90	2,790

		4,491

Luxembourg — 0.3%
Tenaris SA — ADR	39	1,740

Malaysia — 1.1%
Bumiputra-Commerce Holdings Berhad	545	1,813
Digi.com Berhad	302	2,262
IOI Corp. Berhad	903	2,115

		6,190

Mexico — 6.3%
Alsea SA de CV	1,409	1,975
America Movil SA de CV	2,231	6,848
America Movil SA de CV — ADR	103	6,329
Controladora Comercial Mexicana SA de CV	375	946
Desarrolladora Homex SA de CV	366	3,024	A
Desarrolladora Homex SA de CV — ADR	12	593	A
Fomento Economico Mexicano SA de CV — ADR	35	1,348
Grupo Financiero Banorte SA de CV — Class O	551	2,275
Grupo Mexico SAB de CV	616	3,872

16        Annual Report to Shareholders

Portfolio of Investments — Continued

Emerging Markets Trust — Continued

	Shares/Par	Value
Mexico — Continued
Grupo Simec SA de CV	98	$1,014	A
Mexichem SA de CV	308	1,231
Telefonos de Mexico SA de CV (Telmex) — ADR	206	7,593

		37,048

Oman — 0.5%
Bank Muscat SAOG — GDR	124	2,760	B

Pakistan — 0.1%
Fauji Fertilizer Co. Ltd.	294	566

Peru — 0.3%
Credicorp Ltd.	20	1,534

Philippines — 1.1%
Ayala Corp.	137	1,873
Bank of the Philippine Islands	840	1,251
Globe Telecom Inc.	12	449
Philippine Long Distance Telephone Co.	40	3,077

		6,650

Russia — 11.9%
Chelyabinsk Zink Factory — GDR	41	475	A,B
Evraz Group SA — GDR	47	3,643
Gazprom	349	4,920
Gazprom — ADR	413	23,440
LUKOIL — ADR	39	3,408
Magnitogorsk Iron and Steel Works — GDR	220	3,685
MMC Norilsk Nickel	24	6,413
Mobile Telesystems OJSC — ADR	31	3,145
NovaTek OAO — GDR	38	2,899	B
Novolipetsk Steel	50	2,045	B

Annual Report to Shareholders        17

	Shares/Par	Value
Russia — Continued
PIK Group — GDR	105	$3,198	A
Sberbank	799	3,370
Sistema JSFC — GDR	81	3,390
Vimpel-Communications — ADR	75	3,137
Vsmpo-Avisma Corp.	9	2,688	C

		69,856

South Africa — 8.2%
African Bank Investments Ltd.	715	3,453
ArcelorMittal South Africa Ltd.	124	2,485
Aveng Ltd.	587	5,226
Exxaro Resources Ltd.	115	1,736
FirstRand Ltd.	800	2,313
Impala Platinum Holdings Ltd.	135	4,669
Kumba Iron Ore Ltd.	105	4,366
Massmart Holdings Ltd.	154	1,617
MTN Group Ltd.	336	6,290
Murray and Roberts Holdings Ltd.	390	5,819
Sasol Ltd.	98	4,836
Standard Bank Group Ltd.	358	5,244

		48,054

South Korea — 12.9%
Asiana Airlines Inc.	150	1,370
Daelim Industrial Co. Ltd.	21	3,997
Daewoo Shipbuilding and Marine Engineering Co. Ltd.	25	1,378
Dongbu Insurance Co. Ltd.	30	1,771
Doosan Heavy Industries and Construction Co. Ltd.	30	4,038
Doosan Infracore Co. Ltd.	70	2,236
GS Engineering and Construction Corp.	21	3,447
GS Holdings Corp.	42	2,607
Hankook Tire Co. Ltd.	70	1,339

18        Annual Report to Shareholders

Portfolio of Investments — Continued

Emerging Markets Trust — Continued

	Shares/Par		Value
South Korea — Continued
Hyundai Heavy Industries Co. Ltd.	5		$2,505
Hyundai Motor Co.	20		1,530
Kookmin Bank — ADR	51		3,725
Korea Exchange Bank	275		4,260	A
KT&G Corp.	67		5,684
LG Electronics Inc.	44		4,745
LG.Philips LCD Co. Ltd.	30		1,586
LIG Non-Life Insurance Co. Ltd.	185		4,704
NHN Corp.	22		5,290	A
POSCO	8		4,914
Samsung Electronics Co. Ltd.	20		11,651
Shinhan Financial Group Co. Ltd.	28		1,592
Taeyoung Engineering and Construction	124		1,510	A

			75,879

Taiwan — 6.6%
Asia Cement Corp.	676		988
Asustek Computer Inc.	161		483
AU Optronics Corp.	1,006		1,969
China Steel Corp.	3,010		4,037
Chunghwa Telecom Co. Ltd. — ADR	4		87
D-Link Corp.	430		760
Delta Electronics Inc.	382		1,307
Formosa Chemicals and Fibre Corp.	422		1,080
GeoVision Inc.	245		2,259
Hon Hai Precision Industry Co. Ltd.	1,516		9,443
Innolux Display Corp.	551		1,869
Sheng Yu Steel Co., Ltd.	327		280
Siliconware Precision Industries Co. — ADR	185		1,647
Taiwan Mobile Co. Ltd.	2,320		3,111
Taiwan Semiconductor Manufacturing Co. Ltd.	1,249		2,388
Taiwan Semiconductor Manufacturing Co. Ltd. — ADR	—	E	—	D
Tung Ho Steel Enterprise Corp.	344		568

Annual Report to Shareholders        19

	Shares/Par	Value
Taiwan — Continued
U-Ming Marine Transport Corp.	858	$2,344
Wistron Corp.	1,071	1,991
Yang Ming Marine Transport	2,677	2,072

		38,683

Thailand — 2.2%
Banpu Public Company Limited	160	1,900
PTT Chemical PCL	798	2,936
PTT Public Company Limited	350	3,907
Thai Oil Public Company Limited	1,080	2,773
Thoresen Thai Agencies Public Company Limited	1,200	1,683

		13,199

Turkey — 1.9%
Aksigorta AS	378	2,223
Asya Katilim Bankasi AS	235	2,204	A
Dogus GE Gayrimenkul Yatirim Ortakligi AS	450	530	A
Enka Insaat ve Sanayi AS	79	1,382
Eregli Demir ve Celik Fabrikalari TAS	229	2,008
Turk Hava Yollari Anonim Ortakligi	376	2,755	A
Yapi Kredi Sigorta AS	7	59

		11,161

United Arab Emirates — 1.4%
Amlak Finance PJSC	1,467	2,049	A
Dubai Financial Market	310	524	A
Dubai Investments	972	1,442
Emaar Properties PJSC	340	1,379
National Central Cooling Co. (TABREED)	1,559	1,448	A
Shuaa Capital PSC	701	1,241

		8,083

20        Annual Report to Shareholders

Portfolio of Investments — Continued

Emerging Markets Trust — Continued

	Shares/Par	Value
United States — 0.2%
CTC Media Inc.	49	$1,474	A

Total Common Stocks and Equity Interests (Cost — $ 382,240)		552,999

Preferred Stocks — 1.2%

Brazil — 1.2%
Banco Itau Holding Financeira SA	45	1,140
Gerdau SA	32	938
Itausa — Investimentos Itau SA	529	3,490
Usinas Siderurgicas de Minas Gerais SA	27	1,223

Total Preferred Stocks (Cost — $ 3,615)		6,791

Warrants — 1.4%

China — 0.9%
Changsha Zoomlion Heavy Industry Science and Technology Development Co., Ltd.	190wts	1,497	A
Qinghai Salt Lake Industrial Group Co.	348wts	3,714	A

		5,211

Netherlands Antilles — 0.5%
Global Investment House KSCC	830wts	2,991	A

Total Warrants (Cost — $4,329)		8,202

Corporate Bonds and Notes — 0.4%
HSBC Bank PLC, 0%, 10/27/08	$776	2,556	C,F

Total Corporate Bonds and Notes (Cost — $1,946)		2,556

Annual Report to Shareholders        21

	Shares/Par	Value
Repurchase Agreements — 2.5%
Goldman, Sachs & Company
4.60%, dated 12/31/07, to be repurchased at $7,211 on 1/2/08 (Collateral: $7,520 Fannie Mae mortgage-backed securities, 5.00%, due 11/1/33, value $ 7,361)	$7,209	$7,209
JPMorgan Chase and Co.
4.00%, dated 12/31/07, to be repurchased at $7,211 on 1/2/08 (Collateral: $7,262 Federal Farm Credit Bank bond, 4.90%, due 12/28/20, value $ 7,391)	7,210	7,210

Total Repurchase Agreements (Cost — $ 14,419)		14,419

Total Investments — 99.7% (Cost — $ 406,549)G		584,967
Other Assets Less Liabilities — 0.3%		1,868

Net Assets — 100.0%		$586,835

A	Non-income producing.
B

Rule 144a Security — A security purchased pursuant to Rule 144a under the Securities Act of 1933, which may not be resold subject to that rule except to qualified institutional buyers. These securities, which the Fund’s investment adviser has determined to be liquid, represent 2.05% of net assets C Illiquid security valued at fair value under procedures approved by the Board of Directors.

D	Amount less than $1. E Amount less than 50.
F	Zero coupon bond — A bond with no periodic interest payments which is sold at such a discount as to produce a current yield to maturity.
G	At December 31, 2007, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes was substantially as follows:

Gross unrealized appreciation	$183,748
Gross unrealized depreciation	(5,538)

Net unrealized appreciation	$178,210

ADR — American Depository Receipt

GDR — Global Depository Receipt

See notes to financial statements.

22        Annual Report to Shareholders

Statement of Assets and Liabilities

Emerging Markets Trust

December 31, 2007

(Amounts in Thousands)

Assets:
Investment securities at market value (Cost – $ 392,130)		$570,548
Short-term securities at value (Cost – $ 14,419)		14,419
Foreign currency at value (Cost – $ 2,825)		2,839
Receivable for fund shares sold		3,102
Dividends and interest receivable		781

Total assets		591,689
Liabilities:
Payable for foreign capital gains taxes	$2,150
Payable for fund shares repurchased	1,392
Accrued distribution and service fees	430
Accrued management fee	481
Payable for securities purchased	49
Accrued expenses	352

Total liabilities		4,854

Net Assets		$586,835

Net assets consist of:
Accumulated paid-in-capital		$402,238
Overdistributed net investment income		(240)
Accumulated net realized gain on investments and foreign currency transactions		8,517
Unrealized appreciation of investments and foreign currency translations		176,320	A

Net Assets		$586,835

Net Asset Value Per Share:
Primary Class (18,471 shares outstanding)		$28.06

Financial Intermediary Class (271 shares outstanding)		$28.38

Institutional Class (2,146 shares outstanding)		$28.36

A	Net of deferred foreign taxes of $2,112.

See notes to financial statements.

Annual Report to Shareholders        23

Statement of Operations

Emerging Markets Trust

For the Year Ended December 31, 2007

(Amounts in Thousands)

Investment Income:
Dividends	$9,594
Interest	372
Less: Foreign taxes withheld	(827)

Total income			$9,139
Expenses:
Management fees	4,624
Distribution and service fees:
Primary Class	4,132
Financial Intermediary Class	7
Audit and legal fees	60
Custodian fees	867
Directors’ fees and expenses	66
Registration fees	69
Reports to shareholders	80
Transfer agent and shareholder servicing expense:
Primary Class	310
Financial Intermediary Class	7
Institutional Class	16
Other expenses	78

	10,316
Less: Fees waived	(46)
Expenses reimbursed by adviser	(333)
Compensating balance credits	(17)

Net expenses			9,920

Net Investment Loss			(781)
Net Realized and Unrealized Gain/(Loss) on Investments:
Net realized gain/(loss) on:
Investments	93,562	A
Foreign Currency Transactions	(224)

			93,338

Change in unrealized appreciation/depreciation of:
Investments and foreign currency translations	82,002	B
Assets and liabilities denominated in foreign currency	22

			82,024

Net Realized and Unrealized Gain on Investments			175,362

Change in Net Assets Resulting From Operations			$174,581

A	Net of foreign taxes withheld of $285 3 See note 1 to the Financial Statements.
B	Net of deferred foreign taxes of $2,112 3 See note 1 to the Financial Statements.

See notes to financial statements.

24        Annual Report to Shareholders

Statement of Changes in Net Assets

Emerging Markets Trust

(Amounts in Thousands)

	For the Years Ended December 31,
	2007	2006
Change in Net Assets:
Net investment loss	$(781)	$(365)
Net realized gain	93,338	49,651
Change in unrealized appreciation/depreciation	82,024	35,654

Change in net assets resulting from operations	174,581	84,940

Distributions to shareholders from:
Net investment income:
Primary Class	(395)	—
Financial Intermediary Class	(59)	—
Institutional Class	(548)	—
Net realized gain on investments:
Primary Class	(84,009)	(40,636)
Financial Intermediary Class	(1,097)	N/A
Institutional Class	(9,866)	(2,574)
Change in net assets from fund share transactions:
Primary Class	98,077	96,411
Financial Intermediary Class	7,292	N/A
Institutional Class	24,807	14,279

Change in net assets	208,783	152,420

Net Assets:
Beginning of year	378,052	225,632

End of year	$586,835	$378,052

Overdistributed net investment income and accumulated net investment loss, respectively	$(240)	$(509)

N/A — Not applicable

See notes to financial statements.

Annual Report to Shareholders        25

Financial Highlights

Emerging Markets Trust

For a share of each class of capital stock outstanding:

Primary Class:

	Years Ended December 31,
	2007		2006		2005	2004	2003
Net asset value, beginning of year	$23.20		$19.80		$16.70	$14.69	$8.64

Investment operations:
Net investment income/(loss)	(.07	)A	(.04	)A	.07	(.01)	.05
Net realized and unrealized gain	10.36		6.38		6.04	2.98	6.00

Total from investment operations	10.29		6.34		6.11	2.97	6.05

Distributions from:
Net investment income	(.03)		—		(.02)	—	—
Net realized gain on investments	(5.40)		(2.94)		(2.99)	(.96)	—

Total distributions	(5.43)		(2.94)		(3.01)	(.96)	—

Net asset value, end of year	$28.06		$23.20		$19.80	$16.70	$14.69

Total return	45.74%		33.18%		38.51%	20.51%	70.26%

Ratios to Average Net Assets:B
Total expenses	2.34%		2.38%		2.54%	2.62%	2.99%
Expenses net of waivers, if any	2.25%		2.25%		2.25%	2.31%	2.50%
Expenses net of all reductions	2.25%		2.25%		2.25%	2.31%	2.50%
Net investment income (loss)	(.27)%		(.17)%		.45%	(.08)%	.40%

Supplemental Data:
Portfolio turnover rate	88.8%		96.4%		132.6%	149.1%	169.2%
Net assets, end of year (in thousands)	$518,255		$349,674		$214,123	$145,835	$96,203

A	Computed using average daily shares outstanding.
B

Total expenses reflects operating expenses prior to any voluntary expense waivers and/or compensating balance credits. Expenses net of waivers reflects total expenses before compensating balance credits but net of any voluntary expense waivers. Expenses net of all reductions reflects expenses less any compensating balance credits and/or voluntary expense waivers.

See notes to financial statements.

26        Annual Report to Shareholders

Financial Highlights — Continued

Emerging Markets Trust

For a share of each class of capital stock outstanding:

Financial Intermediary Class:

	Period Ended December 31, 2007C
Net asset value, beginning of year	$27.18

Investment operations:
Net investment income	.02	A
Net realized and unrealized gain	6.08

Total from investment operations	6.10

Distributions from:
Net investment income	(.25)
Net realized gain on investments	(4.65)

Total distributions	(4.90)

Net asset value, end of year	$28.38

Total return	23.09	%D

Ratios to Average Net Assets:B
Total expenses	1.77	%E
Expenses net of waivers, if any	1.50	%E
Expenses net of all reductions	1.50	%E
Net investment income	.13	%E

Supplemental Data:
Portfolio turnover rate	88.8	%E
Net assets, end of year (in thousands)	$7,706

C	For the period June 29, 2007 (commencement of operations) to December 31, 2007.
D	Not annualized.
E	Annualized.

See notes to financial statements.

        Annual Report to Shareholders        27

Financial Highlights — Continued

Emerging Markets Trust

For a share of each class of capital stock outstanding:

Institutional Class:

	Years Ended December 31,
	2007		2006		2005F
Net asset value, beginning of year	$23.38		$19.74		$16.90

Investment operations:
Net investment income	.21	A	.17	A	.04
Net realized and unrealized gain	10.47		6.41		5.40

Total from investment operations	10.68		6.58		5.44

Distributions from:
Net investment income	(.30)		—		(.19)
Net realized gain on investments	(5.40)		(2.94)		(2.41)

Total distributions	(5.70)		(2.94)		(2.60)

Net asset value, end of year	$28.36		$23.38		$19.74

Total return	47.20%		34.52%		32.86	%D

Ratios to Average Net Assets:B
Total expenses	1.30%		1.31%		1.47	%E
Expenses net of waivers, if any	1.25%		1.25%		1.25	%E
Expenses net of all reductions	1.25%		1.25%		1.25	%E
Net investment income	.74%		.79%		.56	%E

Supplemental Data:
Portfolio turnover rate	88.8%		96.4%		132.6	%D
Net assets, end of year (in thousands)	$60,874		$28,378		$11,509

F	For the period June 23, 2005 (commencement of operations) to December 31, 2005.

See notes to financial statements.

28        Annual Report to Shareholders

Management’s Discussion of Fund Performance

Legg Mason International Equity Trust

Average annual total returns for the Fund for various periods ended December 31, 2007, are presented below, along with those of its benchmarks and several comparative indices.

			Average Annual Total Returns
	Six Months	One Year	Three Years	Five Years	Ten Years	Since InceptionA
International Equity Trust:
Primary Class	30.80%	+8.27%	+17.69%	+22.46%	+7.49%	+7.84%
Class R	30.61%	+8.67%	N/A	N/A	N/A	+8.54%
Financial Intermediary Class	30.45%	+9.03%	+18.54%	N/A	N/A	+23.12%
Institutional Class	30.31%	+9.40%	+18.92%	+23.74%	N/A	+6.83%
MSCI EAFE IndexB	+0.39%	+11.17%	+16.83%	+21.59%	+8.66%	+8.57%
MSCI EM Index (Net)C	+18.58%	+39.39%	+35.15%	+37.02%	N/A	N/A
MSCI EM Index (Gross)D	+18.71%	+39.78%	+35.60%	+37.46%	+14.53%	+11.33%
S&P 500 Stock Composite IndexE	31.37%	+5.49%	+8.62%	+12.83%	+5.91%	+10.87%

The performance data quoted represent past performance and do not guarantee future results. The performance stated might have been due to extraordinary market conditions, which may not be duplicated in the future. Current performance may be lower or higher than the performance data quoted. To obtain the most recent month-end performance information please visit www.leggmason.com/individualinvestors; for Class R, the Financial Intermediary Class and Institutional Class please call 1-888-426-6432. The investment return and principal value of the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. Calculations assume reinvestment of dividends and capital gain distributions. Performance would have been lower if fees had not been waived in various periods. Performance does not reflect a 2% redemption fee, which is applied to shares of the Fund if redeemed or exchanged within 60 days of purchase. Performance figures for periods shorter than one year represent cumulative figures and are not annualized.

A

The inception date of the Fund’s Primary Class is February 17, 1995. The inception date of the Fund’s Class R is December 28, 2006. The inception date of the Fund’s Financial Intermediary Class is May 16, 2003. The inception date of the Fund’s Institutional Class is May 5, 1998. Index returns are for periods beginning February 28, 1995.

B

The Morgan Stanley Capital International (“MSCI”) Europe, Australasia and Far East (“EAFE”) Index is a market capitalization-weighted index of approximately 1,100 stocks traded in 20 countries around the world. Although it is not possible to invest in an index, it is possible to purchase investment vehicles designed to track the performance of certain indices.

C

The Morgan Stanley Capital International (“MSCI”) Emerging Markets (“EM”) Index (Net) is a market-weighted aggregate of 26 individual emerging country indices calculated with the minimum possible dividend reinvestment. The dividend is reinvested after deduction of withholding tax, applying the rate to non-residential individuals who do not benefit from double taxation treaties.

D

The Morgan Stanley Capital International (“MSCI”) Emerging Markets (“EM”) Index (Gross) is a market-weighted aggregate of 26 individual emerging country indices calculated with the maximum possible dividend reinvestment.

E	A market capitalization-weighted index, composed of 500 widely held common stocks, that is generally considered representative of the U.S. stock market.

N/A — Not applicable.

Annual Report to Shareholders        29

Market Performance

The Morgan Stanley Capital International (“MSCI”) Europe, Australasia, and Far East (“EAFE”) Index rose 11.17% for the year 2007 in U.S. dollars, as dollar weakness during the year boosted the return for U.S.-dollar investors. The EAFE return outperformed the broad market indices in the U.S. but lagged the emerging markets index. The S&P 500 Stock Composite Index saw a return of 5.49% for the year while the MSCI Emerging Markets Index rose 39.39%. Among the major regions within the EAFE index, continental Europe outperformed, rising 17.5% for the year. The U.K. and Japanese markets both underperformed with returns of 8.4% and 34.1%, respectively. The smaller regions saw strong returns, with Asia ex-Japan up 36.9%, and Australia, New Zealand and Canada, up 29.3%.

Fund Performance

International Equity Trust’s Primary Class’s return was 8.27% for the year, compared with the MSCI EAFE Index return of 11.17%. Stock selection detracted for the year, particularly within the U.K. Detractors were the materials and industrials sectors in continental Europe and the consumer discretionary sector in both Japan and the U.K. The most significant contributors were the banks, energy and information technology sectors in continental Europe. The Fund benefited from region and sector allocations, most notably its overweight in materials in the Australia, New Zealand and Canada region, its exposure to emerging markets and its underweight in Japan, particularly the banks sector.

Batterymarch Financial Management, Inc.

January 24, 2008

30        Annual Report to Shareholders

Expense Example

International Equity Trust

As a shareholder of the Fund, you incur ongoing costs, including management fees, distribution and service (12b-1) fees on Primary Class, Class R and Financial Intermediary Class shares; and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Each example is based on an investment of $1,000 invested on July 1, 2007, and held through December 31, 2007.

Actual Expenses

The first line for each class in the table on the next page provides information about actual account values and actual expenses for each class. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account if your Shares were held for the entire period.

Hypothetical Example for Comparison Purposes

The second line for each class in the table on the next page provides information about hypothetical account values and hypothetical expenses based on the relevant class’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the class’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare these 5% hypothetical examples with the 5% hypothetical examples for the relevant class that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect the effect of any redemption fees, which is a transaction cost. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if a redemption fee applied to your transactions, your costs would have been higher.

Annual Report to Shareholders        31

	Beginning Account Value 7/1/07	Ending Account Value 12/31/07	Expenses PaidA During the Period 7/1/07 to 12/31/07
Primary Class
Actual	$1,000.00	$992.00	$9.62
Hypothetical (5% return before expenses)	1,000.00	1,015.55	9.73

Class R
Actual	$1,000.00	$993.90	$8.04
Hypothetical (5% return before expenses)	1,000.00	1,017.14	8.13

Financial Intermediary Class
Actual	$1,000.00	$995.50	$6.01
Hypothetical (5% return before expenses)	1,000.00	1,019.18	6.08

Institutional Class
Actual	$1,000.00	$996.90	$4.22
Hypothetical (5% return before expenses)	1,000.00	1,020.98	4.27

A

These calculations are based on expenses incurred in the most recent fiscal half-year. The dollar amount shown as “Expenses Paid” is equal to the annualized expense ratios of 1.92%, 1.60%, 1.20% and 0.84% for the Primary Class, Class R, Financial Intermediary Class and Institutional Class, respectively, multiplied by the average values over the period, multiplied by the number of days in the most recent fiscal half-year (184), and divided by 365.

32    Annual Report to Shareholders

Performance Information

International Equity Trust

The graphs on the following pages compare the Fund’s total returns to those of a closely matched broad-based securities market index. The graphs illustrate the cumulative total return of an initial $10,000 investment in Primary Class shares and an initial $1,000,000 investment in Class R, Financial Intermediary Class and Institutional Class shares of the Fund for the periods indicated. The lines for the Fund represent the total return after deducting all Fund investment management and other administrative expenses and the transaction costs of buying and selling securities. The lines representing the securities market index do not take into account any transaction costs associated with buying and selling securities in the index or other administrative expenses. Both the Fund’s results and the index’s results assume reinvestment of all dividends and distributions.

Total return measures investment performance in terms of appreciation or depreciation in a fund’s net asset value per share, plus dividends and any capital gain distributions. It assumes that dividends and distributions were reinvested at the time they were paid. Average annual returns tend to smooth out variations in a fund’s return, so that they differ from actual year-to-year results.

Annual Report to Shareholders    33

Growth of a $10,000 Investment — Primary Class

	Cumulative Total Return	Average Annual Total Return
One Year	+8.27%	+8.27%
Five Years	+175.45%	+22.46%
Ten Years	+105.99%	+7.49%

The performance data quoted represent past performance and do not guarantee future results. The performance stated may have been due to extraordinary market conditions, which may not be duplicated in the future. Current performance may be lower or higher than the performance data quoted. To obtain the most recent month-end performance information please visit www.leggmason.com/individualinvestors. The investment return and principal value of the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. Calculations assume reinvestment of dividends and capital gain distributions. Performance would have been lower if fees had not been waived in various periods.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

A	An unmanaged index based on the share prices of approximately 1,100 companies listed on stock exchanges around the world. Twenty countries are included in the Index’s portfolio.

34    Annual Report to Shareholders

Performance Information — Continued

Growth of a $1,000,000 Investment — Class R

Periods Ended December 31, 2007

	Cumulative Total Return	Average Annual Total Return
One Year	+8.67%	+8.67%
Life of Class*	+8.61%	+8.54%
* Inception date: December 28, 2006

The performance data quoted represent past performance and do not guarantee future results. The performance stated may have been due to extraordinary market conditions, which may not be duplicated in the future. Current performance may be lower or higher than the performance data quoted. To obtain the most recent month-end performance information please visit www.leggmason.com/individualinvestors. The investment return and principal value of the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. Calculations assume reinvestment of dividends and capital gain distributions. Performance would have been lower if fees had not been waived in various periods.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

B	Index returns are for the periods beginning December 31, 2006.

Annual Report to Shareholders    35

Growth of a $1,000,000 Investment — Financial Intermediary Class

Periods Ended December 31, 2007

	Cumulative Total Return	Average Annual Total Return
One Year	+9.03%	+9.03%
Life of Class*	+161.80%	+23.12%
* Inception date: May 16, 2003

The performance data quoted represent past performance and do not guarantee future results. The performance stated may have been due to extraordinary market conditions, which may not be duplicated in the future. Current performance may be lower or higher than the performance data quoted. To obtain the most recent month-end performance information please visit www.leggmason.com/individualinvestors. The investment return and principal value of the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. Calculations assume reinvestment of dividends and capital gain distributions. Performance would have been lower if fees had not been waived in various periods.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

C	Index returns are for periods beginning April 30, 2003.

36        Annual Report to Shareholders

Performance Information — Continued

Growth of a $1,000,000 Investment — Institutional Class

Periods Ended December 31, 2007

	Cumulative Total Return	Average Annual Total Return
One Year	+9.40%	+9.40%
Five Years	+190.12%	+23.74%
Life of Class*	+89.29%	+6.83%
* Inception date: May 5, 1998

The performance data quoted represent past performance and do not guarantee future results. The performance stated may have been due to extraordinary market conditions, which may not be duplicated in the future. Current performance may be lower or higher than the performance data quoted. To obtain the most recent month-end performance information please visit www.leggmason.com/individualinvestors. The investment return and principal value of the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. Calculations assume reinvestment of dividends and capital gain distributions. Performance would have been lower if fees had not been waived in various periods.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

D	Index returns are for periods beginning April 30, 1998.

Annual Report to Shareholders    37

Industry Diversification

December 31, 2007

(Amounts in Thousands)

	% of Net Assets	Value
Aerospace and Defense	0.4%	$3,956
Airlines	0.1	1,622
Auto Components	2.1	23,267
Automobiles	5.2	55,168
Beverages	1.5	16,599
Building Products	0.2	2,563
Capital Markets	0.4	5,370
Chemicals	2.7	28,518
Commercial Banks	11.8	129,373
Commercial Services and Supplies	0.2	2,679
Communications Equipment	1.5	16,099
Construction and Engineering	2.8	29,422
Construction Materials	0.9	8,732
Consumer Finance	0.7	7,550
Containers and Packaging	0.3	3,707
Distributors	0.4	3,916
Diversified Financial Services	1.1	11,451
Diversified Telecommunication Services	5.7	62,453
Electric Utilities	3.4	36,206
Electrical Equipment	1.1	12,625
Electronic Equipment and Instruments	1.8	19,040
Energy Equipment and Services	2.1	23,462
Food and Staples Retailing	1.7	17,618
Food Products	2.2	23,372
Gas Utilities	0.5	4,978
Health Care Equipment and Supplies	0.8	7,373
Health Care Providers and Services	0.6	6,880
Hotels, Restaurants and Leisure	0.2	1,898
Household Durables	0.4	3,763
Industrial Conglomerates	2.1	22,276
Insurance	3.7	42,386
IT Services	1.5	16,698
Machinery	1.9	21,286
Marine	0.9	9,680
Media	1.0	10,347
Metals and Mining	6.0	65,356
Multiline Retail	0.7	7,501
Multi-Utilities	2.2	24,276
Oil, Gas and Consumable Fuels	8.1	88,929
Paper and Forest Products	0.0	110
Pharmaceuticals	4.0	43,183
Real Estate Management and Development	1.4	15,480
Road and Rail	0.6	6,918
Semiconductors and Semiconductor Equipment	1.0	10,682
Software	1.3	14,800
Specialty Retail	0.2	2,496
Tobacco	1.0	11,703
Trading Companies and Distributors	2.1	23,372
Water Utilities	0.6	6,927
Wireless Telecommunication Services	2.0	21,016
Short-Term Investments	4.6	50,030

Total Investment Portfolio	99.7%	1,085,112
Other Assets Less Liabilities	0.3	3,437

Net Assets	100.0%	$1,088,549

38    Annual Report to Shareholders

Portfolio of Investments

International Equity Trust

December 31, 2007

(Amounts in Thousands)

	Shares/Par	Value
Common Stocks and Equity Interests — 93.9%

Australia — 4.1%
Babcock and Brown Ltd.	254	$6,063
BHP Billiton Ltd.	119	4,182
Boart Longyear Group	1,064	2,196	A
Caltex Australia Ltd.	110	1,867
Coca-Cola Amatil Ltd.	368	3,067
Commonwealth Bank of Australia	43	2,229
Computershare Ltd.	407	3,533
Goodman Fielder Ltd.	1,065	1,771
Macquarie Group Ltd.	38	2,573
Qantas Airways Ltd.	340	1,622
QBE Insurance Group Ltd.	114	3,343
Rio Tinto Ltd.	27	3,117
Telstra Corp. Ltd.	796	3,278
WorleyParsons Ltd.	119	5,434

		44,275

Austria — 1.6%
Erste Bank der Oesterreichischen Sparkassen AG	86	6,070
Raiffeisen International Bank Holding AG	36	5,408
voestalpine AG	76	5,516

		16,994

Belgium — 0.5%
KBC Groep NV	40	5,668

Brazil — 0.3%
Unibanco — Uniao de Bancos Brasileiros SA — GDR	23	3,184

Canada — 2.7%
Addax Petroleum Corp.	116	5,048
Canadian Imperial Bank of Commerce	37	2,652
Inmet Mining Corp.	42	3,420
Oilexco Inc.	248	3,308	A

Annual Report to Shareholders    39

	Shares/Par	Value
Canada — Continued
Petro-Canada	54	$2,892	A
Power Corp. of Canada	116	4,696
Shaw Communications Inc.	125	2,985
The Toronto-Dominion Bank	59	4,176
Yellow Pages Income Fund	57	808	B

		29,985

China — 1.2%
China Overseas Land and Investment Ltd.	2,589	5,358
Guangzhou R&F Properties Co. Ltd.	1,253	4,468
Pacific Basin Shipping Ltd.	1,799	2,907

		12,733

Denmark — 1.5%
Carlsberg A/S — Class B	38	4,628
FLSmidth & Co. A/S	50	5,092
Jyske Bank A/S	49	3,876	A
NKT Holding A/S	10	923
Trygvesta A/S	27	2,020

		16,539

Finland — 2.3%
Kesko Oyj	74	4,092
Nokia Oyj	415	16,099
Sampo Oyj	99	2,625
Wartsila Corp.	36	2,711

		25,527

France — 6.0%
BNP Paribas	62	6,684
Cap Gemini SA	68	4,244
Compagnie Generale des Etablissements Michelin	32	3,615
France Telecom SA	271	9,751
Legrand SA	69	2,356
Neuf Cegetel	117	5,929
Nexans SA	10	1,275
PPR	23	3,667

40    Annual Report to Shareholders

Portfolio of Investments — Continued

International Equity Trust — Continued

	Shares/Par	Value
France — Continued
Renault SA	34	$4,836
Sanofi-Aventis	64	5,921
SCOR SE	145	3,718
Suez SA	89	6,053
Total SA	90	7,511

		65,560

Germany — 10.6%
Allianz SE	12	2,682
BASF AG	60	8,822
Bayer AG	115	10,527
DaimlerChrysler AG	142	13,763
Deutsche Telekom AG	371	8,154
E.ON AG	77	16,369
Fresenius Medical Care AG and Co.	82	4,418
Kloeckner and Co. AG	31	1,226
MTU Aero Engines Holding AG	68	3,956
Muenchener Rueckversicherungs-Gesellschaft AG (MunichRe)	23	4,383
RWE AG	96	13,468
Salzgitter AG	20	2,939
Siemens AG	83	13,234
Stada Arzneimittel AG	39	2,379
Volkswagen AG	42	9,494

		115,814

Greece — 1.8%
Alpha Bank A.E.	177	6,460
Coca Cola Hellenic Bottling Co. SA	113	4,876
EFG Eurobank Ergasias SA	132	4,661
Piraeus Bank SA	102	3,982

		19,979

Annual Report to Shareholders    41

	Shares/Par	Value
Hong Kong — 0.7%
Esprit Holdings Ltd.	167	$2,496
Kerry Properties Ltd.	148	1,192
Li and Fung Ltd.	971	3,916

		7,604

Ireland — 0.6%
Anglo Irish Bank Corp. PLC	147	2,357
Irish Life and Permanent PLC	59	1,026
Smurfit Kappa Group PLC	196	3,214	A

		6,597

Italy — 2.7%
Enel SpA	455	5,413
ENI SpA	193	7,078
Fiat SpA	194	5,015
Prysmian SpA	171	4,220	A
Saipem SpA	104	4,151
Unione Di Banche Italiane Scpa	120	3,308

		29,185

Japan — 15.4%
Aisin Seiki Co. Ltd.	125	5,202
Asahi Glass Co. Ltd.	191	2,563
Credit Saison Co. Ltd.	134	3,673
Dainippon Ink and Chemicals Corp.	473	2,371
Exedy Corp.	21	702
FUJIFILM Holdings Corp.	77	3,277
Hino Motors Ltd.	703	4,575
Hitachi Construction Machinery Co. Ltd.	170	5,107
Honda Motor Co. Ltd.	208	6,982
INPEX Holdings Inc.	0.2	2,090
Itochu Corp.	584	5,709
Kawasaki Kisen Kaisha Ltd.	364	3,578
KDDI Corp.	1	5,236
Kuraray Co. Ltd.	321	3,899
Makita Corp.	89	3,763

42    Annual Report to Shareholders

Portfolio of Investments — Continued

International Equity Trust — Continued

	Shares/Par	Value
Japan — Continued
Mitsubishi Corp.	201	$5,511
Mitsubishi Materials Corp.	326	1,395
Mitsui and Co. Ltd.	516	10,919
Nidec Corp.	117	8,642
Nintendo Co. Ltd.	12	6,887
Nippon Yusen Kabushiki Kaisha	402	3,195
Nitto Denko Corp.	55	2,899
Nomura Holdings Inc.	92	1,559
Osaka Gas Co. Ltd.	1,261	4,978
Promise Co. Ltd.	156	3,877
Sumitomo Corp.	1	7
Sumitomo Rubber Industries Inc.	529	4,728
Takeda Pharmaceutical Co. Ltd.	141	8,280
The Gunma Bank Ltd.	857	5,661
Toyoda Gosei Co. Ltd.	36	1,294
Toyota Boshoku Corp.	128	4,153
Toyota Motor Corp.	279	15,078
Trend Micro Inc.	221	7,913
Urban Corp.	325	4,344
Yaskawa Electric Corp.	522	7,121

		167,168

Luxembourg — 1.1%
ArcelorMittal	161	12,544

Mexico — 0.2%
Grupo Financiero Banorte SA de CV — Class O	531	2,194

Netherlands — 2.9%
Aalberts Industries N.V.	37	732
ASML Holding N.V.	230	7,286	A
Heineken N.V.	62	4,028
ING Groep N.V.	60	2,327
Koninklijke (Royal) KPN N.V.	455	8,279

Annual Report to Shareholders    43

	Shares/Par	Value
Netherlands — Continued
Koninklijke Ahold N.V.	372	$5,178	A
Koninklijke BAM Groep N.V.	141	3,309

		31,139

New Zealand — 0.4%
Fletcher Building Ltd.	439	3,882

Norway — 1.7%
Aker Kvaerner ASA	138	3,672
DNB NOR ASA	475	7,267
Petroleum Geo-Services ASA	84	2,449	A
Telenor ASA	220	5,257	A

		18,645

Portugal — 1.1%
Banco Espirito Santo SA	199	4,362
EDP — Energias de Portugal SA	1,094	7,147

		11,509

Russia — 0.2%
Gazprom — ADR	45	2,523

Singapore — 0.5%
China Flexible Packaging Holdings Ltd.	1,560	493
Keppel Corp. Ltd.	576	5,202

		5,695

South Africa — 0.4%
Aveng Ltd.	484	4,310
Mondi Ltd.	11	110	A

		4,420

44        Annual Report to Shareholders

Portfolio of Investments — Continued

International Equity Trust — Continued

	Shares/Par	Value
South Korea — 2.3%
Daelim Industrial Co. Ltd.	18	$3,406
Doosan Infracore Co. Ltd.	81	2,586
GS Engineering and Construction Corp.	42	7,061
GS Holdings Corp.	99	6,161
KT&G Corp.	70	5,921

		25,135

Spain — 4.8%
Banco Bilbao Vizcaya Argentaria SA	404	9,909
Banco Santander Central Hispano SA	587	12,702
Indra Sistemas SA	250	6,789
Red Electrica de Espana	115	7,277
Telefonica SA	466	15,149

		51,826

Sweden — 0.7%
SSAB Svenskt Stal AB	105	2,859
Volvo AB	277	4,652

		7,511

Switzerland — 6.4%
ABB Ltd.	166	4,774
Baloise Holding AG	42	4,146
Holcim Ltd.	45	4,850
Nestle SA	47	21,601
Novartis AG	136	7,460
OC Oerlikon Corp. AG	8	3,396	A
Roche Holding AG	94	16,249
Swiss Life Holding	15	3,712	A
Zurich Financial Services AG	11	3,304

		69,492

United Kingdom — 19.2%
Amec PLC	243	4,048
Anglo American PLC	188	11,540
Arriva PLC	139	2,197
Barclays PLC	579	5,811

Annual Report to Shareholders    45

	Shares/Par	Value
United Kingdom — Continued
BG Group PLC	503	$11,505
BHP Billiton PLC	97	2,988
BP PLC	1,629	19,947
BT Group PLC	622	3,374
Cable & Wireless	886	3,282
Cookson Group PLC	277	3,840
EMAP PLC	218	4,000
Friends Provident PLC	1,307	4,250
GKN PLC	637	3,573
GlaxoSmithKline PLC	114	2,894
Go-Ahead Group PLC	47	2,349
Hays PLC	1,165	2,679
Henderson Group PLC	493	1,238
HSBC Holdings PLC	609	10,200
Imperial Tobacco Group PLC	107	5,782
Informa PLC	278	2,554
John Wood Group PLC	597	5,145
Lloyds TSB Group PLC	671	6,309
LogicaCMG PLC	909	2,132
London Stock Exchange Group PLC	78	3,061
National Express Group PLC	96	2,372
National Grid PLC	286	4,755
Next PLC	119	3,834
Petrofac Ltd.	239	2,611
Rio Tinto PLC	76	8,086
Royal Dutch Shell PLC	267	11,213
Royal Dutch Shell PLC — B shares	187	7,786
Severn Trent PLC	228	6,927
Smith and Nephew PLC	422	4,877
Southern Cross Healthcare Ltd.	233	2,462
St. James’s Place PLC	9	52
Tesco PLC	879	8,348
Tui Travel PLC	325	1,898	A

46        Annual Report to Shareholders

Portfolio of Investments — Continued

International Equity Trust — Continued

	Shares/Par		Value
United Kingdom — Continued
Vodafone Group PLC	4,221		$15,780
Xstrata PLC	48		3,413

			209,112

Total Common Stocks and Equity Interests
(Cost — $921,790)			1,022,439

Preferred Stocks — 1.2%
Brazil — 0.7%
Gerdau SA	115		3,357
Banco Itau Holding Financeira SA	166		4,243

Germany — 0.3%
Fresenius AG	30		2,496

Italy — 0.2%
Unipol Gruppo Finanziario SpA	767		2,429

Total Preferred Stocks (Cost — $ 10,076)			12,525

Warrants — N.M.
China — N.M.
China Overseas Land and Investment Ltd.	216	wts	118	A

Total Warrants (Cost — $—)C			118

Annual Report to Shareholders    47

	Shares/Par	Value
Repurchase Agreements — 4.6%
Goldman, Sachs & Company 4.60%, dated 12/31/07, to be repurchased at $ 25,021 on 1/2/08 (Collateral: $26,090 Fannie Mae mortgage-backed securities, 5.00%, due 11/1/33, value $ 25,539)	$25,015	$25,015
JPMorgan Chase and Co. 4.00%, dated 12/31/07, to be repurchased at $ 25,020 on 1/2/07 (Collateral: $24,904 Federal Farm Credit Bank bond, 5.21%, due 12/19/22, value $ 25,994)	25,015	25,015

Total Repurchase Agreements (Cost — $ 50,030)		50,030

Total Investments — 99.7% (Cost — $ 981,896)D		1,085,112
Other Assets Less Liabilities — 0.3%		3,437

Net Assets — 100.0%		$1,088,549

N.M. — Not Meaningful.

A	Non-income producing.
B	Unit — A security which consists of a bond and warrants to purchase the common stock of the issuer.
C	Amount less than $1.
D	At December 31, 2007, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes was substantially as follows:

Gross unrealized appreciation	$140,891
Gross unrealized depreciation	(39,299)

Net unrealized appreciation	$101,592

ADR — American Depository Receipt

GDR — Global Depository Receipt

See notes to financial statements.

48    Annual Report to Shareholders

Statement of Assets and Liabilities

International Equity Trust

December 31, 2007

(Amounts in Thousands)

Assets:
Investment securities at market value (Cost – $931,866)		$1,035,082
Short-term securities at value (Cost – $ 50,030)		50,030
Cash		1
Foreign currency at value (Cost – $ 1,470)		1,500
Receivable for fund shares sold		3,841
Dividends and interest receivable		1,444

Total assets		1,091,898
Liabilities:
Payable for fund shares repurchased	$1,921
Accrued management fee	680
Accrued distribution and service fees	438
Accrued expenses	310

Total liabilities		3,349

Net Assets		$1,088,549

Net assets consist of:
Accumulated paid-in-capital		$987,634
Undistributed net investment income		1,457
Accumulated net realized loss on investments and foreign currency transactions		(3,789)
Unrealized appreciation of investments and foreign currency translations		103,247

Net Assets		$1,088,549

Net Asset Value Per Share:
Primary Class (26,162 shares outstanding)		$19.31

Class R (186 shares outstanding)		$19.95

Financial Intermediary Class (2,701 shares outstanding)		$20.01

Institutional Class (26,287 shares outstanding)		$19.99

See notes to financial statements.

Annual Report to Shareholders    49

Statement of Operations

International Equity Trust

For the Year Ended December 31, 2007

(Amounts in Thousands)

Investment Income:
Dividends	$25,836
Interest	2,095
Less: Foreign taxes withheld	(2,173)

Total income		$25,758
Expenses:
Management fees	7,230
Distribution and service fees:
Primary Class	4,978
Class R	8
Financial Intermediary Class	87
Audit and legal fees	57
Custodian fees	424
Directors’ fees and expenses	66
Registration fees	98
Reports to shareholders	113
Transfer agent and shareholder servicing expense:
Primary Class	398
Class R	9
Financial Intermediary Class	38
Institutional Class	17
Other expenses	66

	13,589
Less: Expenses reimbursed by advisor	(5)
Compensating balance credits	(3)

Net expenses		13,581

Net Investment Income		12,177
Net Realized and Unrealized Gain/(Loss) on Investments:
Net realized gain/(loss) on:
Investments	72,511
Foreign currency transactions	(157)

		72,354
Change in unrealized appreciation/depreciation of:
Investments and foreign currency translations	(7,211)
Assets and liabilities denominated in foreign currency	10

		(7,201)

Net Realized and Unrealized Gain on Investments		65,153

Change in Net Assets Resulting From Operations		$77,330

See notes to financial statements.

50    Annual Report to Shareholders

Statement of Changes in Net Assets

International Equity Trust

(Amounts in Thousands)

	For the Years Ended December 31,
	2007	2006
Change in Net Assets:
Net investment income	$12,177	$1,646
Net realized gain	72,354	52,019
Change in unrealized appreciation/depreciation	(7,201)	59,367

Change in net assets resulting from operations	77,330	113,032
Distributions to shareholders from:
Net investment income:
Primary Class	(2,805)	(192)
Class R	(43)	N/A
Financial Intermediary Class	(699)	(132)
Institutional Class	(7,979)	(1,340)
Net realized gain on investments:
Primary Class	(43,391)	(13,624)
Class R	(268)	N/A
Financial Intermediary Class	(4,208)	(898)
Institutional Class	(41,631)	(6,151)
Change in net assets from fund share transactions:
Primary Class	63,361	138,256
Class R	4,026	10
Financial Intermediary Class	25,973	10,713
Institutional Class	329,046	168,079

Change in net assets	398,712	407,753
Net Assets:
Beginning of year	689,837	282,084

End of year	$1,088,549	$689,837

Undistributed net investment income	$1,457	$318

N/A — Not applicable.

See notes to financial statements.

Annual Report to Shareholders    51

Financial Highlights

International Equity Trust

For a share of each class of capital stock outstanding:

Primary Class:

	Years Ended December 31,
	2007		2006		2005	2004	2003
Net asset value, beginning of year	$19.66		$16.06		$13.52	$11.21	$8.02

Investment operations:
Net investment income	.16	A	.04	A	.05	.02	.03
Net realized and unrealized gain	1.42		4.19		2.53	2.31	3.16

Total from investment operations	1.58		4.23		2.58	2.33	3.19

Distributions from:
Net investment income	(.12)		(.01)		(.04)	(.02)	(.00	)B
Net realized gain on investments	(1.81)		(.62)		—	—	—

Total distributions	(1.93)		(.63)		(.04)	(.02)	(.00)

Net asset value, end of year	$19.31		$19.66		$16.06	$13.52	$11.21

Total return	8.27%		26.39%		19.11%	20.86%	39.82%
Ratios to Average Net Assets:C
Total expenses	1.92%		2.00%		2.11%	2.18%	2.39%
Expenses net of waivers, if any	1.92%		2.00%		2.10%	2.13%	2.25%
Expenses net of all reductions	1.92%		2.00%		2.10%	2.13%	2.25%
Net investment income	.75%		.21%		.42%	.25%	.42%
Supplemental Data:
Portfolio turnover rate	119.9%		111.2%		118.0%	114.7%	130.9%
Net assets, end of year (in thousands)	$505,182		$449,534		$244,899	$180,864	$129,535

A	Computed using average daily shares outstanding.
B	Amount less than $.01 per share.
C

Total expenses reflects operating expenses prior to any voluntary expense waivers and/or compensating balance credits. Expenses net of waivers reflects total expenses before compensating balance credits but net of any voluntary expense waivers. Expenses net of all reductions reflects expenses less any compensating balance credits and/or voluntary expense waivers.

See notes to financial statements.

52        Annual Report to Shareholders

Financial Highlights — Continued

International Equity Trust — Continued

Class R:

	Years Ended December 31,
	2007		2006D
Net asset value, beginning of year	$20.32		$20.33

Investment operations:
Net investment income	.07	A	—	A
Net realized and unrealized gain/(loss)	1.64		(.01)

Total from investment operations	1.71		(.01)

Distributions from:
Net investment income	(.27)		—
Net realized gain on investments	(1.81)		—

Total distributions	(2.08)		—

Net asset value, end of year	$19.95		$20.32

Total return	8.67%		(.05	)%E
Ratios to Average Net Assets:C
Total expenses	1.96%		1.40	%F
Expenses net of waivers, if any	1.60%		1.40	%F
Expenses net of all reductions	1.60%		1.40	%F
Net investment income (loss)	.31%		(1.35	)%F
Supplemental Data:
Portfolio turnover rate	119.9%		111.2	%F
Net assets, end of year (in thousands)	$3,712		$10

D	For the period December 28, 2006 (commencement of operations) to December 31, 2006.
E	Not annualized.
F	Annualized.

See notes to financial statements.

Annual Report to Shareholders        53

Financial Intermediary Class:

	Years Ended December 31,
	2007		2006		2005	2004	2003G
Net asset value, beginning of year	$20.33		$16.54		$13.94	$11.53	$9.03

Investment operations:
Net investment income	.30	A	.16	A	.18	.11	.01
Net realized and unrealized gain	1.48		4.34		2.60	2.38	2.59

Total from investment operations	1.78		4.50		2.78	2.49	2.60

Distributions from:
Net investment income	(.29)		(.09)		(.18)	(.08)	(.10)
Net realized gain on investments	(1.81)		(.62)		—	—	—

Total distributions	(2.10)		(.71)		(.18)	(.08)	(.10)

Net asset value, end of year	$20.01		$20.33		$16.54	$13.94	$11.53

Total return	9.03%		27.28%		20.03%	21.72%	29.12	%E
Ratios to Average Net Assets:C
Total expenses	1.20%		1.27%		1.43%	1.55%	1.72	%F
Expenses net of waivers, if any	1.20%		1.27%		1.35%	1.39%	1.50	%F
Expenses net of all reductions	1.20%		1.27%		1.35%	1.39%	1.50	%F
Net investment income	1.39%		.86%		1.20%	1.00%	.54	%F
Supplemental Data:
Portfolio turnover rate	119.9%		111.2%		118.0%	114.7%	130.9	%E
Net assets, end of year (in thousands)	$54,058		$30,502		$15,710	$13,661	$12,357

G	For the period May 16, 2003 (commencement of operations) to December 31, 2003.

See notes to financial statements.

54        Annual Report to Shareholders

Financial Highlights — Continued

International Equity Trust — Continued

Institutional Class:

	Years Ended December 31,
	2007		2006		2005	2004	2003
Net asset value, beginning of year	$20.29		$16.50		$13.98	$11.56	$8.27

Investment operations:
Net investment income	.39	A	.17	A	.18	.14	.07	A
Net realized and unrealized gain	1.46		4.39		2.64	2.39	3.32

Total from investment operations	1.85		4.56		2.82	2.53	3.39

Distributions from:
Net investment income	(.34)		(.15)		(.30)	(.11)	(.10)
Net realized gain on investments	(1.81)		(.62)		—	—	—

Total distributions	(2.15)		(.77)		(.30)	(.11)	(.10)

Net asset value, end of year	$19.99		$20.29		$16.50	$13.98	$11.56

Total return	9.40%		27.70%		20.38%	22.06%	41.32%
Ratios to Average Net Assets:C
Total expenses	.84%		.93%		1.01%	1.07%	1.36%
Expenses net of waivers, if any	.84%		.93%		1.01%	1.07%	1.25%
Expenses net of all reductions	.84%		.93%		1.01%	1.07%	1.25%
Net investment income	1.83%		.88%		1.30%	1.29%	.75%
Supplemental Data:
Portfolio turnover rate	119.9%		111.2%		118.0%	114.7%	130.9%
Net assets, end of year (in thousands)	$525,597		$209,791		$21,475	$8,618	$3,544

See notes to financial statements.

Annual Report to Shareholders        55

Notes to Financial Statements

Legg Mason Global Trust, Inc.

(Amounts in Thousands)

1. Organization and Significant Accounting Policies:

The Legg Mason Global Trust, Inc. (“Corporation”), consisting of the Emerging Markets Trust (“Emerging Markets”), and the International Equity Trust (“International Equity”) (each a “Fund”), is registered under the Investment Company Act of 1940 (“1940 Act”), as amended, as an open-end investment company. Emerging Markets and International Equity are diversified Funds.

Each Fund has at least three authorized classes of shares: Primary Class, Financial Intermediary Class and Institutional Class. International Equity has one additional authorized class of shares: Class R. The income and expenses of Emerging Markets and International Equity are allocated proportionately to each class of shares based on daily net assets, except for Rule 12b-1 distribution fees, which are charged on Primary Class, Class R and Financial Intermediary Class shares, and transfer agent and shareholder servicing expenses, which are determined separately for each class.

Preparation of the financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements:

Security Valuation

Equity securities traded on national securities exchanges are valued at the last quoted sales price, except securities traded on the Nasdaq Stock Market, Inc. (“NASDAQ”), which are valued in accordance with the NASDAQ Official Closing Price. Over the counter securities are valued at the mean between the latest bid and asked prices as furnished by dealers who make markets in such securities or by an independent pricing service. Fixed income securities for which market quotations are readily available are valued at current market value.

Each Fund’s securities are valued on the basis of readily available market quotations or, lacking such quotations, at fair value as determined under policies approved by and under the general oversight of the Board of Directors. In determining fair value, all relevant qualitative and quantitative factors known to the Fund are considered. These factors are subject to change over time and are reviewed periodically. A Fund may utilize a service provided by an independent third party which has been approved by the Board of Directors to fair value certain securities. A Fund may use fair value pricing instead of market quotations to value one or more securities if the Fund believes that, because of special circumstances, doing so would more accurately reflect the prices the Fund could expect to realize on the current sale of those securities. Further, because of the inherent uncertainty of valuation, those estimated values may differ significantly from quoted or published values or from the values that would have been used had a ready market for the investments existed, and the differences could be material.

56        Annual Report to Shareholders

Notes to Financial Statements — Continued

Legg Mason Global Trust, Inc. — Continued

Security Transactions

Security transactions are accounted for as of the trade date. Realized gains and losses from security transactions are reported on an identified cost basis for both financial reporting and federal income tax purposes.

For the year ended December 31, 2007, security transactions (excluding short-term investments) were:

	Purchases		Proceeds From Sales
	U.S. Gov’t. Securities	Other	U.S. Gov’t. Securities	Other
Emerging Markets	$—	$434,988	$—	$406,560
International Equity	—	1,440,198	—	1,134,214

Foreign Currency Translation

Assets and liabilities initially expressed in non-U.S. currencies are translated into U.S. dollars using currency exchange rates determined prior to the close of trading on the New York Stock Exchange, usually at 2:00 pm Eastern time. Purchases and sales of securities and income and expenses are translated into U.S. dollars at the prevailing market rates on the dates of such transactions. The effects of changes in non-U.S. currency exchange rates on investment securities and other assets and liabilities are included with the net realized and unrealized gain or loss on investment securities for each fund.

Repurchase Agreements

The Funds may engage in repurchase agreement transactions. Under the terms of a typical repurchase agreement, a Fund takes possession of an underlying debt obligation subject to an obligation of the seller to repurchase, and the Fund to resell, the obligation at an agreed-upon price and time, thereby determining the yield during a Fund’s holding period. This arrangement results in a fixed rate of return that is not subject to market fluctuations during the Fund’s holding period. The value of the collateral is at all times at least equal to the total amount of the repurchase obligation, including interest. In the event of counterparty default, a Fund has the right to use the collateral to satisfy the terms of the repurchase agreement. However, there could be potential loss to the Fund in the event the Fund is delayed or prevented from exercising its right to dispose of the collateral securities, including the risk of a possible decline in the value of the collateral securities during the period in which the Fund seeks to assert its rights. Each Fund’s investment adviser reviews the value of the collateral and the creditworthiness of those banks and dealers with which the Funds enter into repurchase agreements to evaluate potential risks.

Annual Report to Shareholders        57

Compensating Balance Credits

The Funds have an arrangement with their custodian bank, whereby a portion of the custodian’s fee is paid indirectly by credits earned on each Fund’s cash on deposit with the bank. This deposit arrangement is an alternative to purchasing overnight investments.

Investment Income and Distributions to Shareholders

Interest income and expenses are recorded on the accrual basis. Bond premiums and discounts are amortized for financial reporting and federal income tax purposes. Dividend income is recorded on the ex-dividend date. Dividends from net investment income, which are calculated at the class level, if available, will be paid annually for Emerging Markets and International Equity. Net capital gain distributions are calculated at the composite level. Each Fund distributes substantially all of its net capital gain, if any, annually in June. If necessary, a second distribution of such gains will be paid in December to avoid imposition of a federal excise tax. Distributions are determined in accordance with federal income tax regulations, which may differ from those determined in accordance with accounting principles generally accepted in the United States of America. Accordingly, periodic reclassifications are made within a Fund’s capital accounts to reflect income and gains available for distribution under federal income tax regulations.

Illiquid and Restricted Securities

Each Fund may invest up to 15% of its net assets in illiquid and restricted securities. Securities are deemed “illiquid” if they cannot be disposed of within seven days for approximately the price at which the Fund values the security. Restricted securities are subject to legal or contractual restrictions on resale. These securities may be sold only in privately negotiated transactions, unless the security is subsequently registered or exempt from registration. Illiquid securities are valued at fair value under procedures approved by or under the general oversight of the Board of Directors. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Restricted and/or illiquid securities are denoted on a Fund’s portfolio of investments.

Other

In the normal course of business, each Fund enters into contracts that provide general indemnifications. Each Fund’s maximum exposure under these arrangements is dependent upon claims that may be made against the Fund in the future and, therefore, cannot be estimated; however, based on experience, the risk of material loss from such claims is considered remote.

58        Annual Report to Shareholders

Notes to Financial Statements — Continued

Legg Mason Global Trust, Inc. — Continued

2. Federal Income Taxes:

It is each Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. Accordingly, each Fund intends to distribute substantially all of its taxable income and net realized gains, if any, to shareholders each year. Therefore, no federal income tax provision is required in each Fund’s financial statements.

Management has analyzed the Fund’s tax positions taken on federal income tax returns for all open tax years and has concluded that as of December 31, 2007, no provision for income tax would be required in the fund’s financial statements. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

Under the applicable foreign tax laws, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

Reclassifications

Generally Accepted Accounting Principles require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. During the current year, the following reclassifications have been made:

Fund			Accumulated Net Investment Loss	Accumulated Net Realized Gains
Emerging Markets Trust	(a	)	$2,052	$(2,052)
International Equity Trust	(a	)	488	(488)

[a]

Reclassifications are primarily due to foreign currency transactions treated as ordinary income for tax purposes, book/tax differences in the treatment of passive foreign investment companies, and book/tax differences in the treatment of distributions.

Annual Report to Shareholders        59

Distributions to Shareholders

The tax character of distributions paid during the fiscal year ended December 31, 2007 was as follows:

	Emerging Markets Trust	International Equity Trust
Distributions paid from:
Ordinary income	$40,025	$45,972
Net long-term capital gains	55,948	55,052

Total Distributions Paid	$95,973	$101,024

The tax character of distributions paid during the fiscal year ended December 31, 2006 was as follows:

	Emerging Markets Trust	International Equity Trust
Distributions paid from:
Ordinary income	$16,485	$5,884
Net long-term capital gains	26,725	16,452

Total Distributions Paid	$43,210	$22,336

As of December 31, 2007, the components of accumulated earnings on a tax basis were as follows:

	Emerging Markets Trust		International Equity Trust
Undistributed ordinary income — net	$6,702		$1,487
Undistributed long-term capital gains — net	1,816		—

Total undistributed earnings	$8,518		$1,487
Other book/tax temporary differences	(32	)(a)	(2,194	)(c)
Unrealized appreciation/(depreciation)	176,112	(b)	101,622	(d)

Total accumulated earnings/(losses) — net	$184,598		$100,915

60        Annual Report to Shareholders

Notes to Financial Statements — Continued

Legg Mason Global Trust, Inc. — Continued

a	Other book/tax temporary differences are attributable primarily to differences in the book/tax treatment of various items.
b	The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable primarily to the tax deferral of losses on wash sales and the realization for tax purposes of unrealized gains on investments in passive foreign investment companies.
c	Other book/tax temporary differences are attributable primarily to the realization for tax purposes of unrealized losses on certain foreign currency contracts, the deferral of post-October capital losses for tax purposes and differences in the book/tax treatment of various items.
d	The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable primarily to the tax deferral of losses on wash sales.

Tax Cost of Investments

As of December 31, 2007 the aggregate cost of investments for federal income tax purposes were as follows:

Emerging Markets Trust	$406,757
International Equity Trust	$983,520

3. Financial Instruments:

Emerging Market Securities

Each Fund invests in securities denominated in the currencies of emerging market countries, as well as in securities issued by companies located in emerging market countries. Future economic or political developments could adversely affect the liquidity or value, or both, of such securities.

The Portfolio may invest in securities of foreign countries and governments which involve certain risks in addition to those inherent in domestic investments. Such risks generally include, among others, currency risk (fluctuations in currency exchange rates), information risk (key information may be inaccurate or unavailable) and political risk (expropriation, nationalization or the imposition of capital or currency controls or punitive taxes). Other risks of investing in foreign securities include liquidity and valuation risks.

The Portfolio’s investments in securities of issuers located in less developed countries considered to be “emerging markets” involve risks in addition to those generally applicable to foreign securities. Focusing on emerging (less developed) markets involves higher levels of risk, including increased currency, information, liquidity, market, political and valuation risks. Deficiencies in regulatory oversight, market infrastructure, shareholder protections and company laws could expose the Portfolio to operational and other risks as well.

Annual Report to Shareholders        61

Some countries may have restrictions that could limit the Portfolio’s access to attractive investment opportunities. Additionally, emerging markets often face serious economic problems (such as high external debt, inflation and unemployment) that could subject the Portfolio to increased volatility or substantial declines in value.

The Portfolio may be subject to taxes imposed by countries in which it invests with respect to its investments in issuers existing or operating in such countries. Such taxes are generally based on income earned or repatriated and capital gains realized on the sale of such investments. The Portfolio accrues such taxes when the related income is earned or gains are realized.

Gains realized upon disposition of Indian and Thai securities held by each Fund are subject to capital gains tax in those countries. The tax on realized gains is paid prior to the repatriation of sales proceeds. As of December 31, 2007, there were deferred tax liabilities accrued on unrealized gains of $2,112 for Emerging Markets. Foreign income taxes are accrued by each Fund and withheld from dividend and interest income.

Forward Currency Exchange Contracts

As part of its investment program, each Fund may utilize forward currency exchange contracts. The nature and risks of these financial instruments and the reasons for using them are set forth more fully in the Corporation’s prospectus and statement of additional information.

Forward foreign currency contracts are marked to market daily using foreign currency exchange rates supplied by an independent pricing service. The change in a contract’s market value is recorded by a Fund as an unrealized gain or loss. When the contract is closed or delivery is taken, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

The use of forward foreign currency contracts does not eliminate fluctuations in the underlying prices of a Fund’s securities, but it does establish a rate of exchange that can be achieved in the future. These forward foreign currency contracts involve market risk in excess of amounts reflected in the financial statements. Although forward foreign currency contracts used for hedging purposes limit the risk of loss due to a decline in the value of the hedged currency, they also limit any potential gain that might result should the value of the currency increase. In addition, the Funds could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts. Each Fund’s adviser will enter into forward foreign currency contracts only with parties approved by the Board of Directors because there is a risk of loss to the Funds if the counterparties do not complete the transaction.

62        Annual Report to Shareholders

Notes to Financial Statements — Continued

Legg Mason Global Trust, Inc. — Continued

4. Transactions With Affiliates:

Each Fund has a management agreement with Legg Mason Fund Adviser, Inc. (“LMFA”). Pursuant to their respective agreements, LMFA provides the Funds with management and administrative services for which each Fund pays a fee, computed daily and payable monthly, at annual rates of each Fund’s average daily net assets.

LMFA currently intends to voluntarily waive fees or reimburse expenses to the extent each Fund’s expenses (exclusive of taxes, interest, brokerage and extraordinary expenses) exceed during any month the annual rates of average daily net assets specified below. For the period ended December 31, 2007, LMFA reimbursed Emerging Markets $333 and International Equity $5. The voluntary waivers are currently expected to continue until April 30, 2008, but may be terminated at any time. The following chart shows annual rates of management fees, expense limits, and management fees waived for each Fund:

			Year Ended December 31, 2007
Fund	Management Fee	Expense Limitation	Management Fees Waived
Emerging Markets
Primary Class	1.00%	2.25%	$41
Financial Intermediary Class	1.00%	1.50%	—	A
Institutional	1.00%	1.25%	5
International Equity
Primary Class	0.75%	2.10%	—
Class R	0.75%	1.60%	—
Financial Intermediary Class	0.75%	1.35%	—
Institutional Class	0.75%	1.10%	—

A	Less than $1.

Batterymarch Financial Management, Inc. (“Batterymarch”) serves as investment adviser to Emerging Markets and International Equity. Batterymarch is responsible for the actual investment activity of these Funds. LMFA pays Batterymarch a fee for its services at an annual rate equal to 75% of the fee received from Emerging Markets and 66 2/3% of the fee received by LMFA from International Equity.

Annual Report to Shareholders        63

Legg Mason Investor Services, LLC (“LMIS”) serves as distributor for the Funds. LMIS receives an annual distribution fee and an annual service fee based on each Fund’s respective Class’s average daily net assets, calculated daily and payable monthly, as follows:

	Distribution Fee	Service Fee
Emerging Markets
Primary Class	0.75%	0.25%
Financial Intermediary Class	—	0.25%
International Equity
Primary Class	0.75%	0.25%
Class R	0.25%	0.25%
Financial Intermediary	—	0.25%

LM Fund Services, Inc. (“LMFS”), a registered transfer agent, has an agreement with the Fund’s transfer agent pursuant to which LMFS receives payments from the Fund’s transfer agent with respect to accounts where third parties provide certain services to the Fund. These payments are used to offset the Fund’s expenses for such services. These payments totaled $40 for Emerging Markets; and $56 for International Equity for the year ended December 31, 2007. Effective August 1, 2007, LMFS no longer receives payments from the Funds’ transfer agent.

LMFA, Batterymarch, LMIS and LMFS are corporate affiliates and wholly owned subsidiaries of Legg Mason, Inc.

Under a Deferred Compensation Plan (“Plan”), directors may elect to defer receipt of all or a specified portion of their compensation. A participating director may select one or more funds in which his or her deferred director’s fees will be deemed to be invested. Deferred amounts remain in the fund until distributed in accordance with the Plan.

5. Line of Credit:

The Funds, along with certain other Legg Mason Funds, participate in a $400 million line of credit (“Credit Agreement”) to be used for temporary or emergency purposes. Pursuant to the Credit Agreement, each participating Fund is liable only for principal and interest payments related to borrowings made by that Fund. Borrowings under the Credit Agreement bear interest at a rate equal to the prevailing federal funds rate plus the federal funds rate margin. None of the Funds utilized the line of credit during the year ended December 31, 2007.

64        Annual Report to Shareholders

Notes to Financial Statements — Continued

Legg Mason Global Trust, Inc. — Continued

6. Fund Share Transactions:

At December 31, 2007, there were 125,000 shares authorized at $.001 par value for Primary and Institutional Classes of Emerging Markets. At December 31, 2007, there were 100,000 shares authorized at $.001 par value for the Financial Intermediary Class of Emerging Markets. At December 31, 2007, there were 125,000 shares authorized at $.001 par value for the Primary and Institutional Classes of International Equity, 100,000 shares authorized at $.001 par value for its Financial Intermediary Class, and 500,000 shares authorized at $.001 par value for Class R. Share transactions were:

Emerging Markets Trust

	Year Ended December 31, 2007		Year Ended December 31, 2006
	Shares	Amount	Shares	Amount
Primary Class
Shares sold	3,958	$111,827	6,246	$137,825
Shares issued on reinvestment	3,002	81,074	1,762	39,402
Shares repurchased	(3,558)	(94,824)	(3,752)	(80,816)

Net Increase	3,402	$98,077	4,256	$96,411

Financial Intermediary ClassA
Shares sold	240	$6,450	—	$—
Shares issued on reinvestment	42	1,155	—	—
Shares repurchased	(11)	(313)	—	—

Net Increase	271	$7,292	—	$—

Institutional Class
Shares sold	1,303	$35,970	872	$19,470
Shares issued on reinvestment	350	9,561	114	2,574
Shares repurchased	(721)	(20,724)	(355)	(7,765)

Net Increase	932	$24,807	631	$14,279

A	For the period June 29, 2007 (commencement of operations) to December 31, 2007.

Annual Report to Shareholders        65

International Equity Trust

	Year Ended December 31, 2007		Year Ended December 31, 2006
	Shares	Amount	Shares	Amount
Primary Class
Shares sold	5,813	$119,576	9,945	$179,058
Shares issued on reinvestment	2,284	43,553	674	13,067
Shares repurchased	(4,806)	(99,768)	(2,998)	(53,869)

Net Increase	3,291	$63,361	7,621	$138,256

Class R
Shares sold	182	$3,995	1	$10
Shares issued on reinvestment	16	311	—	—
Shares repurchased	(13)	(280)	—	—

Net Increase	185	$4,026	1	$10

Financial Intermediary Class
Shares sold	1,358	$29,847	741	$14,074
Shares issued on reinvestment	227	4,446	44	885
Shares repurchased	(385)	(8,320)	(234)	(4,246)

Net Increase	1,200	$25,973	551	$10,713

Institutional Class
Shares sold	16,719	$351,084	10,299	$191,654
Shares issued on reinvestment	2,440	47,934	370	7,466
Shares repurchased	(3,213)	(69,972)	(1,630)	(31,041)

Net Increase	15,946	$329,046	9,039	$168,079

7. Recent Accounting Pronouncements

In June 2006, the Financial Accounting Standards Board (“FASB”) issued FASB Interpretation 48 (“FIN 48” or the “Interpretation”), Accounting for Uncertainty in Income Taxes – an interpretation of FASB Statement 109. FIN 48 supplements FASB Statement 109, Accounting for Income Taxes and establishes financial reporting rules regarding recognition, measurement, presentation, and disclosure in its financial statements of tax positions that a fund has taken or expects to take on a tax return. FIN 48 became effective for fiscal periods beginning after December 15, 2006. Effective January 1, 2007, the Fund adopted FIN 48. There was no material impact to the financial statements or disclosure there to as a result of this adoption.

66        Annual Report to Shareholders

Notes to Financial Statements — Continued

Legg Mason Global Trust, Inc. — Continued

On September 20, 2006, the FASB released Statement of Financial Accounting Standards No. 157 “Fair Value Measurements” (“FAS 157”). FAS 157 establishes an authoritative definition of fair value, sets out a framework for measuring fair value, and requires additional disclosures about fair-value measurements. The application of FAS 157 is required for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. Management has evaluated the implications of FAS 157 and does not believe the adoption of FAS 157 will materially impact the amounts recorded in the financial statements, however, additional disclosure will be required in subsequent reports.

Annual Report to Shareholders        67

Report of Independent Registered Public Accounting Firm

To the Board of Directors of Legg Mason Global Trust, Inc. and to the Shareholders of Emerging Markets Trust and International Equity Trust:

In our opinion, the accompanying statements of assets and liabilities, including the portfolios of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Emerging Markets Trust and International Equity Trust (two of the portfolios comprising Legg Mason Global Trust, Inc., the “Funds”) at December 31, 2007, the results of each of their operations, the changes in each of their net assets, and the financial highlights for each of the fiscal periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2007 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Baltimore, Maryland
February 22, 2008

68        Annual Report to Shareholders

Legg Mason Global Trust, Inc.

Shareholder Meeting Results (Unaudited)

A special meeting of the Shareholders of Legg Mason Global Income Trust was held on September 10, 2007 to approve a plan of reorganization of Legg Mason Global Trust, Inc. with respect to its series Legg Mason Global Income Trust whereby the series would transfer all of its assets and liabilities to Legg Mason Partners Global Income Fund. The reorganization was effected September 21, 2007.

Shareholder Meeting Results (share amounts are not in thousands):

Affirmative	1,878,815.792 shares	47.896% of shares outstanding
Against	65,759.325 shares	1.677% of shares outstanding
Abstain	117,841.432 shares	3.004% of shares outstanding

Important Tax Information (Unaudited)

The following information is provided with respect to the distributions paid during the taxable year ended December 31, 2007:

	Emerging Markets Trust			International Equity Trust
Record Date:	6/20/2007	12/19/2007		6/20/2007	12/19/2007
Payable Date:	6/22/2007	12/21/2007		6/22/2007	12/21/2007
Ordinary Income:
Qualified Dividend Income for Individuals	69.12%	11.77%		63.08%	53.40%

Foreign Source Income	—	20.87	%*	—	46.51	%*

Foreign Taxes Paid Per Share	$—	$0.053431		$—	$0.042291

Long-Term Capital Gain Dividend	$0.504970	$2.679000		$0.211270	$0.902400

*	Expressed as a percentage of the cash distribution grossed-up for foreign taxes.

The foreign taxes paid represent taxes incurred by each Fund on income received by each Fund from foreign sources. Foreign taxes paid may be included in taxable income with an offsetting deduction from gross income or may be taken as a credit for taxes paid to foreign governments. You should consult your tax adviser regarding the appropriate treatment of foreign taxes paid.

Please retain this information for your records.

Annual Report to Shareholders        69

Directors and Officers

The table below provides information about the Corporation’s directors and officers, including biographical information about their business experience and information about their relationships with Legg Mason, Inc. and its affiliates. The mailing address of each director and officers is 100 Light Street, Attn: Fund Secretary, 32nd Floor, Baltimore, Maryland 21202.

Name, (Year of Birth) and Position with Corporation	Term of Office and Length of Time ServedA	Number of Funds in Fund Complex Overseen	Other Directorships Held	Principal Occupation(s) During the Past Five Years
INDEPENDENT DIRECTORS:B

Hearn, Ruby P. (1940) Director	Since 2004	14	None	Senior Vice President Emerita of The Robert Wood Johnson Foundation (non-profit) since 2001. Formerly: Senior Vice President of The Robert Wood Johnson Foundation (1996-2001).

Lehman, Arnold L. (1944) Lead Independent Director	Since 1993	14	None	Director of the Brooklyn Museum since 1997; Trustee of American Federation of Arts since 1998. Formerly: Director of The Baltimore Museum of Art (1979-1997).

Masters, Robin J.W. (1955) Director	Since 2002	14	Director of Cheyne Capital International Limited (investment advisory firm). Director/Trustee of Legg Mason Asian Funds plc, Legg Mason Institutional Funds plc, WA Fixed Income Funds plc. Western Asset Debt Securities Fund plc.	Retired. Formerly: Chief Investment Officer of ACE Limited (insurance) (1986- 2000).

McGovern, Jill E. (1944) Director	Since 1993	14	None	Senior Consultant, American Institute for Contemporary German Studies (AICGS) since 2007. Formerly: Chief Executive Officer of The Marrow Foundation (non- profit) (1993-2007); Executive Director of the Baltimore International Festival (1991-1993); Senior Assistant to the President of The Johns Hopkins University (1986- 1990).

70        Annual Report to Shareholders

Directors and Officers — Continued

Name, (Year of Birth) and Position with Corporation	Term of Office and Length of Time ServedA	Number of Funds in Fund Complex Overseen	Other Directorships Held	Principal Occupation(s) During the Past Five Years
Mehlman, Arthur S. (1942) Director	Since 2002	Director/Trustee of all Legg Mason funds consisting of 14 portfolios; Director/Trustee of the Royce Family of Funds consisting of 27 portfolios.	Director of Municipal Mortgage & Equity, LLC.	Retired. Formerly: Partner, KPMG LLP (international accounting firm) (1972- 2002).

O’Brien, G. Peter (1945) Director	Since 1999	Director/Trustee of all Legg Mason funds consisting of 14 portfolios; Director/Trustee of the Royce Family of Funds consisting of 27 portfolios.	Director of Technology Investment Capital Corp.	Retired. Trustee Emeritus of Colgate University; Board Member, Hill House, Inc. (residential home care); Board Member, Bridges School (pre-school). Formerly: Managing Director, Equity Capital Markets Group of Merrill Lynch & Co. (1971-1999).

Rowan, S. Ford (1943) Director	Since 2002	14	None	Chairman, National Center for Critical Incident Analysis, National Defense University, since 2004; Director of Santa Fe Institute (scientific research institute) since 1999. Formerly: Consultant, Rowan & Blewitt Inc. (management consulting) (1984-2007).

Tarola, Robert M. (1950) Director	Since 2004	14	None	Senior Vice President and Chief Financial Officer of W. R. Grace & Co. (specialty chemicals) since 1999. Member, Standing Advisory Group of the Public Company Accounting Oversight Board since 2007. Formerly: Chief Financial Officer of MedStar Health, Inc. (healthcare) (1996-1999); Partner, Price Waterhouse, LLP (accounting and auditing) (1984 -1996).

Annual Report to Shareholders        71

Name, (Year of Birth) and Position with Corporation	Term of Office and Length of Time ServedA	Number of Funds in Fund Complex Overseen	Other Directorships Held	Principal Occupation(s) During the Past Five Years
INTERESTED DIRECTORS:C

Curley Jr., John F. (1939) Chairman and Director	Since 1993	14	None	Chairman of the Board of all Legg Mason Funds. Formerly: Vice Chairman and Director of Legg Mason, Inc. and Legg Mason Wood Walker, Incorporated (1982-1998); Director of Legg Mason Fund Adviser, Inc. (1982-1998) and Western Asset Management Company (1986-1998) (each a registered investment adviser).

Fetting, Mark R. (1954) President and Director	President since 2001; and Director since 2002.	President and Director/Trustee of all Legg Mason funds consisting of 14 portfolios; Director/Trustee of the Royce Family of Funds consisting of 27 portfolios.	None	President, CEO and Director of Legg Mason, Inc., since 2008. Formerly: Senior Executive Vice President of Legg Mason, Inc., Director and/or officer of various Legg Mason, Inc. affiliates (2000-2008). Division President and Senior Officer of Prudential Financial Group, Inc. and related companies, including fund boards and consulting services to subsidiary companies (1991-2000); Partner, Greenwich Associates (financial consulting); Vice President, T. Rowe Price Group, Inc.

72        Annual Report to Shareholders

Directors and Officers — Continued

Name, (Year of Birth) and Position with Corporation	Term of Office and Length of Time ServedA	Number of Funds in Fund Complex Overseen	Other Directorships Held	Principal Occupation(s) During the Past Five Years
EXECUTIVE OFFICERS: D

Karpinski, Marie K. (1949) Vice President and Chief Financial Officer	Since 1993	14	None	Vice President and Chief Financial Officer of all Legg Mason Funds. Vice President and Treasurer of Legg Mason Fund Adviser, Inc. Vice President and Principal Financial and Accounting Officer of Western Asset Funds, Inc., Western Asset Income Fund and Western Asset Premier Bond Fund; Treasurer and Principal Financial and Accounting Officer of Western Asset/Western Asset/Claymore Inflation-Linked Securities & Income Fund (2003-present) and Western Asset/Claymore Inflation-Linked Opportunities & Income Fund (2004-present).

Merz, Gregory T. (1958) Vice President and Chief Legal Officer	Since 2003	14	None	Vice President and Deputy General Counsel of Legg Mason, Inc. since 2003. Formerly: Associate General Counsel, Fidelity Investments (1993-2002).

Becker, Ted P. (1951) Vice President and Chief Compliance Officer	Since 2007	14	None	Director of Global Compliance at Legg Mason (2006 to present); Managing Director of Compliance at Legg Mason & Co. (2005 to present); Chief Compliance Officer with certain mutual funds associated with Legg Mason & Co. (since 2006); Chief Compliance Officer of LMPFA and certain affiliates; Managing Director of Compliance at CAM (2002 to 2005). Prior to 2002, Managing Director-Internal Audit & Risk Review at Citigroup Inc.

Annual Report to Shareholders        73

Name, (Year of Birth) and Position with Corporation	Term of Office and Length of Time ServedA	Number of Funds in Fund Complex Overseen	Other Directorships Held	Principal Occupation(s) During the Past Five Years
Wachterman, Richard M. (1947) Secretary	Since 2004	14	None	Associate General Counsel of Legg Mason, Inc. since 2004. Formerly: Managing Director, Victory Capital Management, Inc. (investment management) (1993-2003).

Hughes, Wm. Shane (1968) Treasurer	Since 2006	11	None	Assistant Vice President and Manager, Funds Accounting of Legg Mason & Co., LLC since 2005. Formerly: Assistant Vice President of Legg Mason Wood Walker, Incorporated (2002-2005) and Manager, Funds Accounting, Legg Mason Wood Walker, Incorporated (1997-2005).

ADDITIONAL INFORMATION ABOUT THE CORPORATION’S DIRECTORS

AND OFFICERS IS CONTAINED IN THE STATEMENT OF ADDITIONAL

INFORMATION, AVAILABLE WITHOUT CHARGE UPON REQUEST BY

CALLING 1-800-822-5544 OR ON THE SECURITIES AND EXCHANGE

COMMISSION WEBSITE (http://www.sec.gov).

A

Officers of the Corporation are elected to serve until their successors are elected and qualified. Directors of the Corporation serve a term of indefinite length until their retirement, in accordance with the Board’s retirement policy, resignation or removal and stand for reelection by shareholders only as and when required by the 1940 Act.

B

Each of the Independent Directors serves on the standing committees of the Board of Directors, which include the Audit Committee (chair: Arthur Mehlman), the Nominating Committee (co-chairs: Peter O’Brien and Jill McGovern), and the Independent Directors Committee (chair: Arnold Lehman).

C

Mr. Curley and Mr. Fetting are considered to be interested persons, as defined in the 1940 Act, of the Corporation on the basis of their current or former employment with the Funds’ investment adviser or its affiliated entities (including the Funds’ principal underwriter) and Legg Mason, Inc., the parent holding company of those entities, as well as their ownership of Legg Mason, Inc. stock.

D	Officers of the Corporation are interested persons (as defined in the 1940 Act).

74        Annual Report to Shareholders

Board Consideration of Legg Mason Global Trust’s Investment Advisory Agreements and Management Agreements

At its November 2007 meeting, the Board of Directors (the “Board”), including all of the Independent Directors, approved the continuation of the Management Agreements between Legg Mason Fund Adviser, Inc. (the “Manager”) and Legg Mason Global Trust, Inc. (“Global Trust”), on behalf of Legg Mason Emerging Markets Trust and Legg Mason International Equity Trust (each, a “Fund”), and the Investment Advisory Agreements between the Manager and Batterymarch Financial Management, Inc. (the “Adviser”) (each an “Agreement”). In voting to approve the continuation of each Agreement, the Board considered whether continuance would be in the best interest of the relevant Fund and its shareholders, an evaluation largely based on the nature and quality of the services provided under each Agreement and the overall fairness of each Agreement to the relevant Fund. In considering each Agreement, the Board did not identify any single factor or item of information as all-important or controlling. Based on its evaluation of all material factors, including those described below, the Board concluded that the terms of each Agreement are reasonable and fair and that the continuation of each Agreement is in the best interest of the relevant Fund and its shareholders.

Prior to the Board action, the Independent Directors met as a committee to consider their recommendation as to continuance of each Agreement. As part of the process to consider each Agreement, legal counsel to Global Trust requested certain information from the Manager and the Adviser on behalf of the Independent Directors, and in response, the Manager and the Adviser provided extensive reports that addressed specific factors designed to inform the Board’s consideration of each Agreement. Counsel also provided the Independent Directors and the Board with a memorandum detailing their responsibilities pertaining to the continuance of each Agreement.

In addition to the November meeting, the Independent Directors meeting as a committee held an additional meeting in October 2007 at which they reviewed and analyzed materials relating to each Agreement. The Independent Directors also retained independent consultants to assist them in their review and analysis of each Agreement. The Board meets at least another three times per year in order to oversee the Legg Mason Funds, including meetings at which the portfolio manager of each Fund or others submit or make presentations and discuss performance, compliance and other applicable issues. The Board also drew upon its long association with the Manager, the Adviser and their personnel and the Board members’ familiarity with their culture and the manner in which the management entities have sought to strengthen and enhance themselves.

With respect to the nature, scope and quality of the services provided, the Board considered the experience and commitment of the Manager’s and the Adviser’s personnel and their efforts to build and support a strong service team. The Board

Annual Report to Shareholders        75

also considered the nature and quality of the Adviser’s investment process. In assessing performance, the Board compared the returns of each Fund to the average of an appropriate Lipper category, a specified benchmark index and a peer group of investment companies pursuing similar strategies, all over multiple time periods. The Board noted the performance record of each Fund and the measures that the Manager and the Adviser were taking in an effort to maintain or achieve attractive long-term performance. The Board also considered the level of service provided by the Manager to each Fund, including oversight of the transfer agent and the custodian and preparation of regulatory filings. The Board considered the Adviser’s procedures for executing portfolio transactions for each Fund. The Board also reviewed the Adviser’s report on its policies and procedures for the selection of brokers and dealers and on obtaining research from brokers.

In determining whether the terms of each Agreement are reasonable and fair, the Board considered the terms and fee structure of each Agreement. In that connection, the Board considered the costs to the Manager and the Adviser in providing services to each Fund and profitability for the Manager and its affiliates from their overall association with each Fund. The Board reviewed information about the advisory fee schedule and overall expense ratio of each Fund and comparable fee schedules and expense ratios of a peer group of funds. In considering whether any economies of scale experienced by the Manager and the Adviser in providing service to Global Trust were shared with Global Trust, the Board satisfied itself that the fees paid by each Fund at its current asset level are appropriate and noted that the Manager has voluntarily waived fees for each Fund. The Board also compared the advisory fee schedule for each Fund to the advisory fees charged by the Adviser to its other accounts managed in a similar style. In that connection, the Board considered the differences in the level of services provided and the differences in responsibility of the Adviser to each Fund and to the other accounts. Finally, the Board considered other benefits accruing to the Manager, the Adviser and their affiliates by virtue of their relationship to each Fund.

After an evaluation of all material factors, including those in the foregoing discussion, the Board concluded that the continuation of each Agreement is in the best interest of the relevant Fund.

Fund Information

Investment Advisers

Batterymarch Financial Management, Inc.

Boston, MA

Investment Manager

Legg Mason Fund Adviser, Inc.

Baltimore, MD

Board of Directors

John F. Curley, Jr., Chairman

Mark R. Fetting, President

Dr. Ruby P. Hearn

Arnold L. Lehman

Robin J.W. Masters

Dr. Jill E. McGovern

Arthur S. Mehlman

G. Peter O’Brien

S. Ford Rowan

Robert M. Tarola

Officers

Marie K. Karpinski, Vice President and Chief Financial Officer

Gregory T. Merz, Vice President and Chief Legal Officer

Ted P. Becker, Vice President and Chief Compliance Officer

Wm. Shane Hughes, Treasurer

Susan C. Curry, Assistant Treasurer

William S. Kirby, Assistant Treasurer

Richard M. Wachterman, Secretary

Peter J. Ciliberti, Assistant Secretary

Transfer and Shareholder Servicing Agent

Boston Financial Data Services

Braintree, MA

Custodian

State Street Bank & Trust Company

Boston, MA

Counsel

Kirkpatrick & Lockhart Preston Gates Ellis LLP

Washington, DC

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

Baltimore, MD

About the Legg Mason Funds

American Leading Companies Trust Classic Valuation Fund Growth Trust Special Investment Trust U.S. Small-Capitalization Value Trust Value Trust	Legg Mason, Inc., based in Baltimore, Maryland, has built its reputation, at least in part, on the success of the Legg Mason Funds, introduced in 1979. The primary purpose of our funds is to enable investors to diversify their portfolios across various asset classes and, consequently, enjoy the stability and growth prospects generally associated with diversification.

Opportunity Trust	The success of our funds is contingent on the experience, discipline, and acumen of our fund managers. We believe the quality of our managers is crucial to investment success. Unlike many firms, which focus on a particular asset class or the fluctuations of the market, at Legg Mason we focus on providing a collection of top-notch managers in all the major asset classes.

Emerging Markets Trust International Equity Trust Investment Grade Income Portfolio Limited Duration Bond Portfolio	Information about the policies and procedures that each Fund uses to determine how to vote proxies relating to its portfolio securities is contained in the Statement of Additional Information, available without charge upon request by calling 1-800-822-5544 or on the Securities and Exchange Commission’s (“SEC”) website (http://www.sec.gov). Information regarding how each Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is also available on the SEC’s website or through the Legg Mason Funds’ website at www.leggmason.com/individualinvestors.

Maryland Tax-Free Income Trust	Each Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. You may obtain a free copy of each Fund’s portfolio holdings, as filed on Form N-Q, by contacting each Fund at the appropriate phone number, address or website listed below. Additionally, each Fund’s Form N-Q is available on the SEC’s website (http://www.sec.gov) or may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information about the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

This report must be preceded or accompanied by a free prospectus. Investors should consider each Fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about each Fund. For a free prospectus for these or any other Legg Mason fund, visit www.leggmason.com/individualinvestors. Please read the prospectus carefully before investing.

Legg Mason Funds	Legg Mason Investor Services — Institutional
For Primary Class Shareholders	For R, FI and I Class Shareholders
c/o BFDS, P.O. Box 55214	c/o BFDS, P.O. Box 8037
Boston, MA 02205-8504	Boston, MA 02206-8037
800-822-5544	888-425-6432
www.leggmason.com/individualinvestors	www.lminstitutionalfunds.com

Legg Mason Investor Services, LLC, Distributor
A Legg Mason, Inc. subsidiary

LMF-042/A (02/08) TN08-1532

Item 2.	Code of Ethics Applicable to Registrant’s Principal Executive Officer and Principal Financial Officer

(a)	Legg Mason Global Trust, Inc. (“Registrant”) has adopted a Code of Ethics, as defined in the instructions to Form N-CSR that applies to the Registrant’s President and Treasurer, which is designed to deter wrongdoing and to promote:

•	Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

•	Full, fair, accurate, timely and understandable disclosure in reports and documents the Registrant files with, or submits to, the SEC or in other public communications made by the Registrant;

•	Compliance with applicable governmental laws, rules and regulations;

•	Prompt internal reporting of violations of the Code of Ethics to an appropriate person or persons identified in the Code of Ethics; and

•	Accountability for adherence to the Code of Ethics.

(b)	No response required.

(c)	Not applicable.

(d)	The Registrant has not granted a waiver, including an implicit waiver, from a provision of the Code of Ethics to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions during the period covered by this report.

(e)	Not applicable.

(f)	A copy of the Code of Ethics is attached as Exhibit 12(a)(1) to this Form N-CSR.

Item 3.	Audit Committee Financial Expert

(a)(1)	The Registrant’s Board of Directors have determined that the Registrant has at least one Audit Committee financial expert serving on its Audit Committee.

(a)(2)	The Audit Committee’s financial experts are Mr. Arthur S. Mehlman and Mr. Robert M. Tarola. They are “independent” as defined in Form N-CSR Item 3(a)(2).

Item 4.	Principal Accounting Fees and Services

(a)	Audit Fees

PricewaterhouseCoopers LLP

Fiscal Year Ended December 31, 2006 – $114,175

Fiscal Year Ended December 31, 2007 – $77,600

(b)	Audit-Related Fees

There were no additional fees billed to the Registrant during either of the last two fiscal years in addition to those disclosed in Item 4(a).

There were no fees billed to the Registrant for assurance and related services that required preapproval by the Audit Committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X during the Registrant’s last two fiscal years.

(c)	Tax Fees

PricewaterhouseCoopers LLP

Fiscal Year Ended December 31, 2006 – $3,300

Fiscal Year Ended December 31, 2007 – $4,800

Services include preparation of federal and state income tax returns and preparation of excise tax returns.

There were no fees billed to the Registrant for tax services that required preapproval by the Audit Committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X during the Registrant’s last two fiscal years.

(d)	All Other Fees

There were no fees billed to the Registrant during either of the last two fiscal years in addition to those disclosed in Item 4(a) through Item 4(c) above.

There were no fees billed to the Registrant for services not included in Items 4(a) through 4(c) above that required preapproval by the Audit Committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X during the Registrant’s last two fiscal years.

(e)(1)	The Audit Committee’s policy is to delegate to its chairperson the authority to preapprove items prior to the next meeting of the Committee. Such preapprovals are reported at the next quarterly meeting of the Audit Committee.

(2)	There were no services provided to the Registrant that were approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

There were no fees billed to the Registrant for services where pre-approval by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X during the Registrant’s last two fiscal years.

(f)	The percentage of hours expended by the principal accountant’s engagement to audit the Registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountants’ full-time, permanent employees was zero.

(g)	Non-Audit Fees for services rendered to Registrant or Registrant’s investment manager and any entity controlling, controlled by, or under common control with the investment manager.

PricewaterhouseCoopers LLP

Fiscal Year Ended December 31, 2006 – $327,554

Fiscal Year Ended December 31, 2007 – $392,049

(h)	The members of the Registrant’s Audit Committee have considered whether the non-audit services that were rendered by the Registrant’s principal accountant to the Registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X are compatible with maintaining the principal accountant’s independence.

Item 5.	Audit Committee of Listed Registrants

The Registrant is not a listed issuer as defined in Rule 10A-3 under the Securities Exchange Act of 1934.

Item 6.	Schedule of Investments

The schedule of investments in securities of unaffiliated issuers is included in the annual report.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies

Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers

Not applicable.

Item 10.	Submission of Matters to a Vote of Security Holders

The Nominating Committee will accept recommendations for nominations from shareholders. Shareholders may forward recommendations to the Fund Secretary at 100 Light Street, 23rd Floor, Baltimore, Maryland 21202, Attn.: Fund Secretary.

Item 11.	Controls and Procedures

(a)	The Registrant’s principal executive and principal financial officers have concluded, based on their evaluation of the effectiveness of the design and operation of the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) as of a date within 90 days of the filing date of this report, that the Registrant’s disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the time periods specified in the SEC’s rule and forms and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant’s management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b)	There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) during the Registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12.	Exhibits

(a)	File the exhibits listed below as part of this Form.

(1)	The Registrant’s Code of Ethics applicable to Registrant’s principal executive officer and principal financial officer is attached hereto.

(2)	Separate certifications for the Registrant’s chief executive officer and chief financial officer as required by Rule 30a-2(a) under the Investment Company Act of 1940 are attached hereto.

(b)	Separate certifications for the Registrant’s chief executive officer and chief financial officer pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Legg Mason Global Trust, Inc.

By:	/s/ Mark R. Fetting
Mark R. Fetting
President, Legg Mason Global Trust, Inc.

Date:	February 22, 2008

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Mark R. Fetting
Mark R. Fetting
President, Legg Mason Global Trust, Inc.

Date:	February 22, 2008

By:	/s/ Marie K. Karpinski
Marie K. Karpinski
Vice President and Chief Financial Officer, Legg Mason Global Trust, Inc.

Date:	February 21, 2008